united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 10/31

Date of reporting period: 4/30/22

Item 1. Reports to Stockholders.

Navigator Funds

Navigator Equity Hedged Fund		
Share Class	Ticker	Cusip
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Navigator Tactical Fixed Income Fund		
Share Class	Ticker	Cusip
A share	NTBAX	66538B594
I share	NTBIX	66538B578
C share	NTBCX	66538B586

Navigator Tactical Investment Grade Bond Fund		
Share Class	Ticker	Cusip
I share	NTAIIX	66538J399

Navigator Tactical U.S. Allocation Fund		
Share Class	Ticker	Cusip
I share	NTAIX	66538J415

Navigator Ultra Short Bond Fund		
Share Class	Ticker	Cusip
A share	NUSAX	66538J530
I share	NUSIX	66538J522

Distributed by
Northern Lights Distributors, LLC
Member FINRA

Advised by:
Clark Capital Management Group

Semi-Annual Report

April 30, 2022

1-877-766-2264 • www.navigatorfunds.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfunds.com

Navigator® Equity Hedged Fund
K. Sean Clark, CFA — Chief Investment Officer

It was a rough six months for the markets with a lot of headwinds. There is a lot of uncertainty in the markets pertaining to the threat of the highest inflation in 40 years, economic stagflation, geopolitical tensions, the Federal Reserve tightening and eventually shrinking their balance sheet. On March 16th the Federal Reserve began their first rate hike cycle since 2019. The Fed is taking a more hawkish tone on future rate hikes and balance sheet roll off.

Given all of the worries facing investors, the markets have been very volatile. During the 6-month period ending April 30th, the S&P 500 declined 9.65%, the small cap Russell 2000 Index declined 18.40%, and international markets as represented by the MSCI ACWI ex-US Index declined 11.87%. Fixed income provided no place to hide. The Bloomberg Barclays Aggregate Bond Index sank 9.47%, it’s largest quarterly decline since 1980. The Bloomberg Barclays 7-10 Year US Treasury Index declined 9.82%, and the Bloomberg Barclays US Corporate High Yield Index lost 7.41%.

Attribution

For the semi-annual period ended April 30, 2022 the Navigator Equity Hedged Fund (the “Fund”) Institutional Shares declined 13.13% compared to an 11.30% loss in the MSCI World Index and a 1.56% loss for the HF X Equity Hedged Index.

●	The Fund overweighted U.S versus International for the quarter, which was a net positive contributor to performance as geopolitical issues weighed on Europe and COVID reemerged in China.

●	Material and Energy exposures were the largest positive contributors to performance, while International Value and Regional Banks were the largest detractors.

●	Value’s outperformance versus growth was dramatic during the past 6-months. Large Value outperformed Large Growth by 15.25% was down 5.3% while the NASDAQ reached a bear market with a 20% decline.

Outlook

In our annual outlook we stated, “As we look toward 2022 and ponder what the year will hold for the markets and the economy, we think we are transitioning from a year of recovery in 2021 to a year of headwinds and mean reversion in 2022. We expect to see more volatility in 2022 than last year, with the potential for a 10-15% equity correction in the first half of the year.” So far that script has played out with the global equity and bonds markets under pressure.

We expect the markets to remain choppy over the near-term as they digest the Fed’s path of tightening monetary policy. While inflation is a massive concern, we think we may be nearing the point of peak inflation. The flattening and inversion of parts of the Treasury yield curve suggests lower economic growth in the future. We do not see a risk of immediate recession as some have called for. In fact, while parts of the curve have inverted, the difference between the 10-Year Treasury and 3-month T-bill yields, which is a more accurate recession gauge, has actually steepened to its highest since 2017.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Beta is a measure of the volatility-or systematic risk-of a security or portfolio compared to the market as a whole.

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The Russell 2000 index measures the performance of the 2,000 smaller companies that are included in the Russell 3000 Index, which itself is made up of nearly all U.S. stocks. The Russell 2000 is widely regarded as a bellwether of the U.S. economy because of its focus on smaller companies that focus on the U.S. market.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

6555-NLD-06162022

Navigator® Tactical Fixed Income Fund
K. Sean Clark, CFA — Chief Investment Officer

It was a rough six months for the markets with a lot of headwinds. There is a lot of uncertainty in the markets pertaining to the threat of the highest inflation in 40 years, economic stagflation, geopolitical tensions, the Federal Reserve tightening and eventually shrinking their balance sheet. On March 16th the Federal Reserve began their first rate hike cycle since 2019. The Fed is taking a more hawkish tone on future rate hikes and balance sheet roll off.

Given all of the worries facing investors, the markets have been very volatile. During the 6-month period ending April 30th, the S&P 500 declined 9.66%, the small cap Russell 2000 Index declined 18.40%, and international markets as represented by the MSCI ACWI ex-US Index declined 11.87%. Fixed income provided no place to hide. The Bloomberg Barclays Aggregate Bond Index sank 9.47%, it’s largest quarterly decline since 1980. The Bloomberg Barclays 7-10 Year US Treasury Index declined 9.82%, and the Bloomberg Barclays US Corporate High Yield Index lost 7.41%.

Attribution

For the semi-annual period ending April 30, 2022 the Navigator Tactical Fixed Income Fund institutional shares (the “Fund”) lost 3.85% compared to a 7.41% loss for the Bloomberg Barclays US Corporate High Yield Index and a 9.47% loss for the Bloomberg Barclays US Aggregate Bond Index. It was a challenging period for fixed income as interest rates trended higher.

●	The primary driver of the Fund’s return over time is its macro allocations that are driven by our relative strength credit-based risk management models. That remained the case during the 6-month period as the alpha generated was due in large part to the Fund’s defensive position of allocating half of the strategy into cash equivalents on January 31, 2022.

●	On a relative basis credit held up better than duration. High yield outperformed other fixed income sectors such as investment grade corporate debt and treasuries as its lower duration proved to be a defensive quality. The move lower in fixed income has been rates driven move. As evidenced by CCC rated bonds outperforming broad high yield, investment grade corporate debt, and treasuries.

Outlook

In our annual outlook we stated, “As we look toward 2022 and ponder what the year will hold for the markets and the economy, we think we are transitioning from a year of recovery in 2021 to a year of headwinds and mean reversion in 2022. We expect to see more volatility in 2022 than last year, with the potential for a 10-15% equity correction in the first half of the year.” So far that script has played out with the global equity and bonds markets under pressure.

We expect the markets to remain choppy over the near-term as they digest the Fed’s path of tightening monetary policy. While Inflation is a massive concern, we think we may be nearing the point of peak inflation. The flattening and inversion of parts of the Treasury yield curve suggests lower economic growth in the future. We do not see a risk of immediate recession as some have called for. In fact, while parts of the curve have inverted, the difference between the 10-Year Treasury and 3-month T-bill yields, which is a more accurate recession gauge, has actually steepened to its highest since 2017.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (high-yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meets its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Alpha: a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative alpha indicates the portfolio has underperformed, given the expectations established by beta. Alpha is calculated by taking the excess average monthly return of the investment over the risk free rate and subtracting beta times the excess average monthly return of the benchmark over the risk free rate.

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The Russell 2000 index measures the performance of the 2,000 smaller companies that are included in the Russell 3000 Index, which itself is made up of nearly all U.S. stocks. The Russell 2000 is widely regarded as a bellwether of the U.S. economy because of its focus on smaller companies that focus on the U.S. market.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member INRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

6556-NLD-06162022

Navigator® Tactical Investment Grade Bond Fund
K. Sean Clark, CFA — Chief Investment Officer

It was a rough six months for the markets with a lot of headwinds. There is a lot of uncertainty in the markets pertaining to the threat of the highest inflation in 40 years, economic stagflation, geopolitical tensions, the Federal Reserve tightening and eventually shrinking their balance sheet. On March 16th the Federal Reserve began their first rate hike cycle since 2019. The Fed is taking a more hawkish tone on future rate hikes and balance sheet roll off.

Given all of the worries facing investors, the markets have been very volatile. During the 6-month period ending April 30, 2022, the S&P 500 declined 9.66%, the small cap Russell 2000 Index declined 18.40%, and international markets as represented by the MSCI ACWI ex-US Index declined 11.87%. Fixed income provided no place to hide. The Bloomberg Barclays Aggregate Bond Index sank 9.47%, its largest quarterly decline since 1980. The Bloomberg Barclays 7-10 Year US Treasury Index declined 9.82%, and the Bloomberg Barclays US Corporate High Yield Index lost 7.41%.

Attribution

For the semi-annual period ended April 30, 2022 the Navigator Tactical Investment Grade Bond Fund (the “Fund”) institutional shares declined 6.34% compared to a 9.47% loss in the Bloomberg Barclays U.S. Aggregate Bond Index.

●	The Fund’s alpha is driven by the Credit Risk Management models that determine its allocation. When risk-on the Fund will invest in BBB rated corporate bonds, when risk-off the Fund will invest in U.S. Treasuries or -bills.

●	The Fund’s alpha during the quarter was largely driven by the strategy allocating to the safety of cash equivalents as interest rates rose and bond prices tumbled.

●	The Federal Reserve’s narrative shifted to an expected three rate hikes in 2022 to as many as nine 0.25% equivalent hikes in 2022. The shifting rate expectations resulted in a bond market rout, and the worst quarter for the Aggregate Bond Index since 1980.

Outlook

In our annual outlook we stated, “As we look toward 2022 and ponder what the year will hold for the markets and the economy, we think we are transitioning from a year of recovery in 2021 to a year of headwinds and mean reversion in 2022. We expect to see more volatility in 2022 than last year, with the potential for a 10-15% equity correction in the first half of the year.” So far that script has played out with the global equity and bonds markets under pressure.

We expect the markets to remain choppy over the near-term as they digest the Fed’s path of tightening monetary policy. While Inflation is a massive concern, we think we may be nearing the point of peak inflation. The flattening and inversion of parts of the Treasury yield curve suggests lower economic growth in the future. We do not see a risk of immediate recession as some have called for. In fact, while parts of the curve have inverted, the difference between the 10-Year Treasury and 3-month T-bill yields, which is a more accurate recession gauge, has actually steepened to its highest since 2017.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

Alpha: a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative alpha indicates the portfolio has underperformed, given the expectations established by beta. Alpha is calculated by taking the excess average monthly return of the investment over the risk free rate and subtracting beta times the excess average monthly return of the benchmark over the risk free rate.

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The Russell 2000 index measures the performance of the 2,000 smaller companies that are included in the Russell 3000 Index, which itself is made up of nearly all U.S. stocks. The Russell 2000 is widely regarded as a bellwether of the U.S. economy because of its focus on smaller companies that focus on the U.S. market.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

6557-NLD-06162022

Navigator® Tactical U.S. Allocation Fund
K. Sean Clark, CFA — Chief Investment Officer

It was a rough six months for the markets with a lot of headwinds. There is a lot of uncertainty in the markets pertaining to the threat of the highest inflation in 40 years, economic stagflation, geopolitical tensions, the Federal Reserve tightening and eventually shrinking their balance sheet. On March 16th the Federal Reserve began their first rate hike cycle since 2019. The Fed is taking a more hawkish tone on future rate hikes and balance sheet roll off.

Given all of the worries facing investors, the markets have been very volatile. During the 6-month period ending April 30, 2022, the S&P 500 declined 9.66%, the small cap Russell 2000 Index declined 18.40%, and international markets as represented by the MSCI ACWI ex-US Index declined 11.87%. Fixed income provided no place to hide. The Bloomberg Barclays Aggregate Bond Index sank 9.47%, it’s largest quarterly decline since 1980. The Bloomberg Barclays 7-10 Year US Treasury Index declined 9.82%, and the Bloomberg Barclays US Corporate High Yield Index lost 7.41%.

Attribution

For the semi-annual period ended April 30, 2022 the Navigator Tactical U.S. Allocation Fund (the “Fund”) institutional shares declined 7.13% compared to a 9.65% loss in the S&P 500 Index.

●	The Fund’s alpha is driven by the Credit Risk Management models that determine its allocation. When risk-on the Fund will invest in U.S. Equities, when risk-off the Fund will invest in U.S. Treasuries or -bills.

●	The Fund’s allocation shifted from risk on to defensive on January 31, 2022, when it allocated half of the portfolio into cash and cash equivalents. It remained in a 50% risk on / 50% risk off through the remainder of the period.

Outlook

In our annual outlook we stated, “As we look toward 2022 and ponder what the year will hold for the markets and the economy, we think we are transitioning from a year of recovery in 2021 to a year of headwinds and mean reversion in 2022. We expect to see more volatility in 2022 than last year, with the potential for a 10-15% equity correction in the first half of the year.” So far that script has played out with the global equity and bonds markets under pressure.

We expect the markets to remain choppy over the near-term as they digest the Fed’s path of tightening monetary policy. While Inflation is a massive concern, we think we may be nearing the point of peak inflation. The flattening and inversion of parts of the Treasury yield curve suggests lower economic growth in the future. We do not see a risk of immediate recession as some have called for. In fact, while parts of the curve have inverted, the difference between the

10-Year Treasury and 3-month T-bill yields, which is a more accurate recession gauge, has actually steepened to its highest since 2017.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The Russell 2000 index measures the performance of the 2,000 smaller companies that are included in the Russell 3000 Index, which itself is made up of nearly all U.S. stocks. The Russell 2000 is widely regarded as a bellwether of the U.S. economy because of its focus on smaller companies that focus on the U.S. market.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

6559-NLD-06162022

Navigator Ultra Short Bond Fund
Robert S. Bennett, Jr. – Senior Portfolio Manager
April 30, 2022

For the semi-annual period ended April 30, 2022, the Navigator Ultra Short Bond Fund (“the Fund”) Class I shares returned -0.44%, compared to the Bloomberg Barclays U.S Bellwethers 1 Year Index return of -0.78%. The Fund was fully invested in a mix of fixed and floating rate short-term debt during the period with a duration shorter than the benchmark, which contributed to its outperformance verse the benchmark.

The Federal Reserve communicated a path of reducing its asset purchases once its goals were met. In the fourth quarter of 2021 and first quarter of 2022 it not only reduced its asset purchases, but the Fed also painted the picture of shrinking their balance sheet. The market was pricing in a 25-basis point increase in federal funds target range for the March 2022 meeting and the Fed did just that by raising the target range from 25 basis points to 50 basis points. The upper bound increased from 25 basis points to 50 basis points and the lower bound moved from 0 basis points to 25 basis points. The groundwork has been set for continued increases and the market is pricing in multiple hikes for the remainder of 2022. We will continue to monitor the short-term markets and invest accordingly as the Federal Reserve embarks on reaching their goals while fighting off the headwinds ahead.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Bloomberg Barclays US Treasury Bellweathers 1 Year Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one (1) year and less than three (3) years.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

6560-NLD-06162022

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended April 30, 2022 compared to its benchmarks:

			Annualized
	Six Months	One Year	Five Year	Since Inception*
Navigator Equity Hedged Fund:
Class A	(13.19)%	(13.35)%	5.54%	2.70%
Class A with load of 5.50%	(17.95)%	(18.09)%	4.35%	2.19%
Class C	(13.46)%	(14.00)%	4.74%	1.93%
Class I	(13.13)%	(13.17)%	5.79%	2.96%
MSCI World Index	(11.30)%	(3.52)%	10.17%	9.25%
HFRX Equity Hedge Index	(1.56)%	3.91%	4.14%	1.61%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 2.14%, 2.89% and 1.89% for the Fund’s Class A, Class C and Class I shares, respectively. Class shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Exchange Traded Funds	78.8%	Collateral For Securities Loaned	7.7%
Equity Funds	78.8%	Options Purchased*	0.4%
		Short-Term Investments	13.1%
			100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

*	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended April 30, 2022 compared to its benchmark:

			Annualized
	Six Months	One Year	Five Years	Since Inception*
Navigator Tactical Fixed Income Fund:
Class A	(3.97)%	(2.79)%	3.54%	4.11%
Class A with load of 3.75%	(7.61)%	(6.40)%	2.75%	3.62%
Class C	(4.33)%	(3.52)%	2.78%	3.36%
Class I	(3.85)%	(2.51)%	3.81%	4.39%
Bloomberg U.S. Corporate High Yield Bond Index	(7.41)%	(5.22)%	3.69%	4.14%

*	Fund commenced operations on March 27, 2014.

The Bloomberg U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 1.36%, 2.11% and 1.11% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	37.6%
U.S. Government & Agencies	15.5%
Collateral for Securities Loaned	11.3%
Exchange Traded Funds	11.2%
Municipal Bonds	6.9%
Commercial Paper	5.1%
Open-End Fund	1.2%
Options Purchased *	0.2%
Short-Term Investments	11.0%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

*	Options purchased percentage is netted with options written.

Navigator Tactical Investment Grade Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended April 30, 2022 compared to its benchmark:

	Six Months	Since Inception*
Navigator Tactical Investment Grade Bond Fund:
Class I	(6.34)%	(7.40)%
Bloomberg U.S. Aggregate Bond Index	(9.47)%	(10.28)%

*	Fund commenced operations on August 31, 2021.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 1.78% and 1.53% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

U.S. Government & Agencies	57.6%
Short - Term Investments	42.4%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Tactical U.S. Allocation Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended April 30, 2022 compared to its benchmark:

	Six Months	Since Inception*
Navigator Tactical U.S. Allocation Fund:
Class I	(7.13)%	0.76%
S&P 500 Total Return Index	(9.65)%	(1.54)%

*	Fund commenced operations on June 11, 2021.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses before fee waivers are 1.59% and 1.34% for the Fund’s Class and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	66.5%
Municipal Bonds	12.5%
Commercial Paper	6.0%
U.S. Government & Agencies	4.0%
Short-Term Investments	11.0%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Ultra Short Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended April 30, 2022 compared to its benchmark:

	Six Months	One Year	Three Year	Since Inception*
Navigator Ultra Short Bond Fund:
Class A	(0.51)%	(0.57)%	1.36%	1.45%
Class A with load of 3.75%	(4.28)%	(4.34)%	0.08%	0.20%
Class I	(0.44)%	(0.40)%	1.02%	1.08%
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	(0.78)%	(0.78)%	1.00%	1.06%

*	Fund commenced operations on March 21, 2019. Start of performance is March 25, 2019.

Bloomberg U.S. Treasury Bellwethers: 1 Year Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity of up to a year. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2022 prospectus, the total annual operating expenses are 0.96% and 0.71% for the Fund’s Class and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	79.1%
Municipal Bonds	17.2%
Commercial Paper	2.8%
Short-Term Investments	0.9%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2022. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 83.5%
	EQUITY - 83.5%
59,442	Consumer Staples Select Sector SPDR Fund				$4,615,077
29,672	iShares Core High Dividend ETF				3,075,800
7,365	iShares Core S&P 500 ETF				3,045,869
39,095	iShares MSCI USA Min Vol Factor ETF				2,870,746
13,932	iShares US Aerospace & Defense ETF(e)				1,433,046
26,766	Schwab Fundamental U.S. Large Company Index ETF				1,477,483
27,925	SPDR S&P Metals & Mining ETF(e)				1,569,664
38,419	Utilities Select Sector SPDR Fund(e)				2,737,738
13,869	VanEck Agribusiness ETF(e)				1,367,206
15,493	Vanguard Energy ETF				1,630,638
10,584	Vanguard Health Care ETF(e)				2,534,656
81,184	Xtrackers MSCI EAFE Hedged Equity ETF(e)				3,004,620
					29,362,543

	TOTAL EXCHANGE-TRADED FUNDS (Cost $29,816,559)				29,362,543

	SHORT-TERM INVESTMENTS — 13.9%
	MONEY MARKET FUNDS - 13.9%
893,983	Dreyfus Money Market Fund, Select Class, 0.01%(b)				893,983
3,990,016	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 0.21%(b)				3,990,016
	TOTAL MONEY MARKET FUNDS (Cost $4,883,999)				4,883,999

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,883,999)				4,883,999

Contracts(c)		Expiration Date	Exercise Price	Notional Value
	INDEX OPTIONS PURCHASED(a) - 8.2%
	CALL OPTIONS PURCHASED - 5.3%
2,000	CBOE Volatility Index	05/11/2022	$24.00	$6,680,000	$1,385,000
1,000	CBOE Volatility Index	05/18/2022	29.00	3,340,000	485,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,123,048)				1,870,000

The accompanying notes are an integral part of these financial statements.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Contracts(c)		Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED(a) - 8.2% (Continued)
	PUT OPTIONS PURCHASED - 2.9%
86	S&P 500 Index	05/31/2022	$4,100	$35,534,598	$1,019,100
	TOTAL PUT OPTIONS PURCHASED (Cost - $822,872)

	TOTAL INDEX OPTIONS PURCHASED (Cost - $1,945,920)				2,889,100

Shares
	COLLATERAL FOR SECURITIES LOANED — 8.7%
3,050,750	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Shares, 0.32% (b),(d)				3,050,750
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,050,750)

	TOTAL INVESTMENTS - 114.3% (Cost $39,697,228)				$40,186,392
	CALL OPTIONS WRITTEN - (6.6)% (Proceeds - $1,392,140)				(2,318,000)
	PUT OPTIONS WRITTEN - (1.7)% (Proceeds - $483,382)				(605,010)
	LIABILITIES IN EXCESS OF OTHER ASSETS (6.0)%				(2,114,342)
	NET ASSETS - 100.0%				$35,149,040

Contracts(c)
	INDEX OPTIONS(a) - (8.3)%
	CALL OPTIONS WRITTEN - (6.6)%
2,000	CBOE Volatility Index	05/11/2022	$22	$6,680,000	$1,733,000
1,000	CBOE Volatility Index	05/18/2022	27	3,340,000	585,000
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $1,392,140)				2,318,000

	PUT OPTIONS WRITTEN - (1.7)%
86	S&P 500 Index	05/31/2022	$3,940	$35,534,598	605,010
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $483,382)

	TOTAL INDEX OPTIONS WRITTEN (Proceeds - $1,875,522)				$2,923,010

CBOE	- Chicago Board Options Exchange

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of April 30, 2022.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	Security purchased with cash proceeds of securities lending collateral.

(e)	All or a portion of the security is on loan. Total loaned securities had a value of $2,984,770 at April 30, 2022.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 12.6%
	FIXED INCOME - 12.6%
7,530,278	iShares iBoxx $ High Yield Corporate Bond ETF(g)				$591,352,731
3,721,555	SPDR Bloomberg High Yield Bond ETF(g)				363,260,984
					954,613,715

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,000,074,056)				954,613,715

	OPEN END FUNDS — 1.3%
	FIXED INCOME - 0.7%
5,055,132	Navigator Ultra Short Bond Fund, Class I(e)				50,349,111

	MIXED ALLOCATION - 0.6%
5,423,020	Navigator Tactical US Allocation Fund, Class I(e)				50,379,854

	TOTAL OPEN END FUNDS (Cost $104,761,334)				100,728,965

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	CORPORATE BONDS — 42.3%
	ADVERTISING & MARKETING — 0.0%(a)
3,694,000	WPP Finance 2010		3.7500	09/19/24	3,692,736

	AEROSPACE & DEFENSE — 0.7%
23,000,000	Boeing Company		1.1670	02/04/23	22,702,602
5,596,000	Boeing Company		4.5080	05/01/23	5,649,891
2,000,000	Boeing Company		1.4330	02/04/24	1,923,847
19,250,000	Huntington Ingalls Industries, Inc.(c)		0.6700	08/16/23	18,630,551
1,000,000	Northrop Grumman Corporation		3.2500	08/01/23	1,003,599
					49,910,490
	ASSET MANAGEMENT — 0.3%
22,000,000	Charles Schwab Corporation		0.7500	03/18/24	21,085,090
1,900,000	Eaton Vance Corporation		3.6250	06/15/23	1,916,487
3,086,000	Golub Capital BDC, Inc.		3.3750	04/15/24	3,031,738
					26,033,315

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	AUTOMOTIVE — 2.1%
10,000,000	American Honda Finance Corporation		0.3500	04/20/23	$9,789,848
13,593,000	American Honda Finance Corporation		0.8750	07/07/23	13,316,413
2,900,000	Fiat Chrysler Automobiles N.V.		5.2500	04/15/23	2,952,606
5,335,000	Ford Motor Credit Company, LLC		4.2500	09/20/22	5,349,511
2,542,000	General Motors Company		5.4000	10/02/23	2,612,010
3,400,000	General Motors Financial Co Inc		3.5500	07/08/22	3,412,643
27,019,000	General Motors Financial Company, Inc.(d)	US0003M + 1.310%	2.3060	06/30/22	27,047,465
1,973,000	General Motors Financial Company, Inc.		1.7000	08/18/23	1,935,585
500,000	General Motors Financial Company, Inc.		1.2000	10/15/24	470,064
5,625,000	Hyundai Capital America(c)		3.2500	09/20/22	5,636,955
15,000,000	Hyundai Capital America(c)		0.8750	06/14/24	14,103,874
619,000	Toyota Motor Corporation		2.1570	07/02/22	618,781
2,000,000	Toyota Motor Corporation		0.6810	03/25/24	1,915,514
550,000	Toyota Motor Credit Corporation		0.4500	07/22/22	548,343
5,555,000	Toyota Motor Credit Corporation Series B		2.9000	03/30/23	5,576,661
60,000,000	Toyota Motor Credit Corporation(d)	SOFRRATE + 0.350%	0.6310	06/13/23	59,929,424
2,000,000	Toyota Motor Credit Corporation		0.5000	08/14/23	1,946,423
700,000	Toyota Motor Credit Corporation		0.4500	01/11/24	672,586
5,000,000	Toyota Motor Credit Corporation		0.5000	06/18/24	4,736,980
					162,571,686
	BANKING — 5.4%
3,150,000	Australia & New Zealand Banking Group Ltd.		2.6250	05/19/22	3,151,151
1,200,000	Banco Santander S.A.		2.7060	06/27/24	1,178,386
4,000,000	Bank of America Corporation(d)	US0003M + 0.790%	3.0040	12/20/23	3,991,750
2,670,000	Bank of America Corporation(d)	US0003M + 0.970%	3.4580	03/15/25	2,648,187
5,000,000	Bank of America Corporation(d)	SOFRRATE + 0.690%	0.9760	04/22/25	4,729,015
15,000,000	Bank of Montreal(d)	SOFRINDX + 0.710%	0.9420	03/08/24	15,013,039
2,800,000	Bank of Nova Scotia		2.0000	11/15/22	2,799,729
1,041,000	Bank of Nova Scotia		1.9500	02/01/23	1,038,184
6,819,000	Bank of Nova Scotia		1.6250	05/01/23	6,745,381
5,000,000	Bank of Nova Scotia		0.7000	04/15/24	4,753,916
1,027,000	Barclays Bank plc		1.7000	05/12/22	1,027,209
2,000,000	Barclays plc MTN(d)	US0003M + 1.356%	4.3380	05/16/24	2,016,729

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	BANKING — 5.4% (Continued)
45,019,000	BBVA USA		2.8750	06/29/22	$45,114,697
3,433,000	BPCE S.A.		4.0000	04/15/24	3,469,458
15,000,000	Canadian Imperial Bank of Commerce		0.4500	06/22/23	14,607,939
1,961,000	Canadian Imperial Bank of Commerce		0.9500	06/23/23	1,920,206
1,750,000	Citigroup, Inc.(d)	US0003M + 0.950%	2.8760	07/24/23	1,749,861
32,946,000	Citigroup, Inc.(d)	US0003M + 1.430%	1.9530	09/01/23	33,007,089
7,106,000	Citigroup, Inc.(d)	SOFRRATE + 0.686%	0.7760	10/30/24	6,806,289
3,630,000	Citigroup, Inc.(d)	SOFRRATE + 0.669%	0.9810	05/01/25	3,427,003
2,000,000	Cooperatieve Rabobank UA		2.7500	01/10/23	2,008,352
2,000,000	Cooperatieve Rabobank UA		0.3750	01/12/24	1,908,979
600,000	Credit Suisse A.G.		0.4950	02/02/24	571,441
600,000	Credit Suisse Group Funding Guernsey Ltd.		3.8000	09/15/22	603,681
2,580,000	Deutsche Bank A.G.(d)	US0003M + 1.190%	1.6490	11/16/22	2,589,699
2,200,000	Deutsche Bank A.G.		0.8980	05/28/24	2,079,384
800,000	HSBC Holdings plc		4.2500	03/14/24	805,262
5,000,000	Huntington National Bank		3.5500	10/06/23	5,031,732
1,400,000	JPMorgan Chase & Company		3.3750	05/01/23	1,408,824
8,518,000	JPMorgan Chase & Company(d)	US0003M + 1.230%	2.4140	10/24/23	8,547,550
3,700,000	JPMorgan Chase & Company(d)	SOFRRATE + 0.580%	0.6970	03/16/24	3,617,886
9,450,000	JPMorgan Chase & Company(d)	SOFRRATE + 1.455%	1.5140	06/01/24	9,304,241
1,420,000	JPMorgan Chase & Company(d)	US0003M + 0.890%	3.7970	07/23/24	1,427,098
1,100,000	JPMorgan Chase & Company(d)	SOFRRATE + 0.600%	0.6530	09/16/24	1,064,517
2,000,000	JPMorgan Chase & Company(d)	SOFRRATE + 0.420%	0.5630	02/16/25	1,897,443
1,880,000	JPMorgan Chase & Company(d)	US0003M + 1.155%	3.2200	03/01/25	1,865,563
1,300,000	JPMorgan Chase & Company(d)	SOFRRATE + 0.540%	0.8240	06/01/25	1,224,716
10,000,000	JPMorgan Chase & Company(d)	SOFRRATE + 0.580%	0.9690	06/23/25	9,420,309
2,511,000	KeyBank NA(d)	SOFRRATE + 0.320%	0.4330	06/14/24	2,440,101
4,400,000	Lloyds Banking Group plc		4.0500	08/16/23	4,444,146
2,583,000	Lloyds Banking Group plc(d)	H15T1Y + 0.550%	0.6950	05/11/24	2,508,426
30,000,000	Natwest Group plc(d)	US0003M + 1.470%	1.9760	05/15/23	29,996,847

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	BANKING — 5.4% (Continued)
25,000,000	Natwest Group plc(d)	US0003M + 1.480%	3.4980	05/15/23	$25,001,604
7,160,000	Natwest Group plc		3.8750	09/12/23	7,186,987
600,000	Natwest Group plc		6.0000	12/19/23	616,782
1,684,000	PNC Bank NA		2.9500	01/30/23	1,691,128
2,000,000	PNC Financial Services Group, Inc		3.5000	01/23/24	2,013,883
5,000,000	Royal Bank of Canada		1.6000	04/17/23	4,958,179
3,705,000	Royal Bank of Canada		0.5000	10/26/23	3,579,507
2,000,000	Royal Bank of Canada		0.4250	01/19/24	1,919,226
1,583,000	Royal Bank of Canada		0.6500	07/29/24	1,489,562
5,750,000	Skandinaviska Enskilda Banken A.B.(c),(d)	US0003M + 0.645%	1.4480	12/12/22	5,766,844
11,000,000	Skandinaviska Enskilda Banken A.B.(d)		2.2000	12/12/22	10,989,584
15,422,000	Synchrony Bank		3.0000	06/15/22	15,428,776
2,000,000	Toronto-Dominion Bank		0.2500	01/06/23	1,975,185
500,000	Toronto-Dominion Bank		3.5000	07/19/23	504,260
1,743,000	Truist Bank(d)	US0003M + 0.735%	3.6890	08/02/24	1,759,825
4,000,000	Truist Financial Corporation		3.0500	06/20/22	4,003,103
5,476,000	Truist Financial Corporation		2.2000	03/16/23	5,468,637
2,000,000	US Bancorp		3.3750	02/05/24	2,009,232
39,500,000	Wells Fargo & Company(d)	US0003M + 1.230%	2.4690	10/31/23	39,658,813
2,000,000	Wells Fargo & Company		3.7500	01/24/24	2,015,093
2,285,000	Wells Fargo & Company Class MTN(d)	SOFRRATE + 1.600%	1.6540	06/02/24	2,247,228
10,000,000	Wells Fargo & Company		3.3000	09/09/24	9,970,416
2,000,000	Westpac Banking Corporation		2.7500	01/11/23	2,008,401
					406,223,670
	BEVERAGES — 0.5%
5,233,000	Keurig Dr Pepper, Inc.		0.7500	03/15/24	4,994,501
29,300,000	Molson Coors Beverage Company		3.5000	05/01/22	29,300,000
2,000,000	PepsiCo, Inc.		0.4000	10/07/23	1,947,534
					36,242,035
	BIOTECH & PHARMA — 1.8%
4,171,000	AbbVie, Inc.		3.2500	10/01/22	4,180,501
31,450,000	AbbVie, Inc.(d)	US0003M + 0.650%	1.1300	11/21/22	31,490,924
818,000	AbbVie, Inc.		2.3000	11/21/22	818,021

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	BIOTECH & PHARMA — 1.8% (Continued)
2,600,000	AbbVie, Inc.		3.7500	11/14/23	$2,629,339
2,300,000	AbbVie, Inc.		3.8500	06/15/24	2,321,572
60,000,000	AstraZeneca plc		0.3000	05/26/23	58,591,100
22,967,000	Bausch Health Companies, Inc.(c)		6.1250	04/15/25	23,067,481
4,000,000	Bristol-Myers Squibb Company		0.5370	11/13/23	3,881,009
1,480,000	GlaxoSmithKline Capital plc		2.8750	06/01/22	1,480,000
2,000,000	GlaxoSmithKline Capital plc		0.5340	10/01/23	1,940,218
615,000	Merck & Company, Inc.		2.8000	05/18/23	617,125
1,470,000	Royalty Pharma plc		0.7500	09/02/23	1,423,618
500,000	Takeda Pharmaceutical Company Ltd.		4.4000	11/26/23	508,119
					132,949,027
	BROKERAGE ASSETMANAGERS EXCHANGE — 0.1%
5,513,000	Blackstone Private Credit Fund(c)		1.7500	09/15/24	5,160,255

	CABLE & SATELLITE — 0.1%
1,200,000	Cequel Communications Holdings I, LLC / Cequel(c)		7.5000	04/01/28	1,110,000
1,385,000	Charter Communications Operating, LLC / Charter		4.4640	07/23/22	1,387,427
1,233,000	Comcast Corporation		3.7000	04/15/24	1,244,930
1,136,000	Time Warner Entertainment Company, L.P.		8.3750	03/15/23	1,187,618
					4,929,975
	CHEMICALS — 0.1%
3,013,000	DuPont de Nemours, Inc.		4.2050	11/15/23	3,057,461
4,545,000	LYB International Finance BV		4.0000	07/15/23	4,591,435
					7,648,896
	CONSTRUCTION MATERIALS — 0.4%
18,500,000	Carlisle Companies, Inc.		0.5500	09/01/23	17,876,786
10,000,000	Martin Marietta Materials, Inc.		0.6500	07/15/23	9,751,987
					27,628,773
	DIVERSIFIED INDUSTRIALS — 0.0%(a)
3,082,000	Honeywell International, Inc.		0.4830	08/19/22	3,073,279

	E-COMMERCE DISCRETIONARY — 1.3%
26,490,000	Amazon.com, Inc.		0.2500	05/12/23	25,942,522
25,000,000	Amazon.com, Inc.		2.7300	04/13/24	24,994,819

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	E-COMMERCE DISCRETIONARY — 1.3% (continued)
2,343,000	Amazon.com, Inc.		0.4500	05/12/24	$2,238,942
47,441,000	eBay, Inc.(d)	US0003M + 0.870%	2.1090	01/30/23	47,494,122
					100,670,405
	ELECTRIC UTILITIES — 1.7%
24,150,000	Dominion Energy, Inc.(d)	US0003M + 0.530%	1.3560	09/15/23	24,115,687
3,835,000	Emera US Finance, L.P.		0.8330	06/15/24	3,596,965
2,424,000	Entergy Corporation		4.0000	07/15/22	2,428,579
34,000,000	Florida Power & Light Company(d)	SOFRINDX + 0.380%	0.6630	01/12/24	33,879,419
49,000,000	NextEra Energy Capital Holdings, Inc.(d)	US0003M + 0.270%	0.7500	02/22/23	48,872,681
2,500,000	NextEra Energy Capital Holdings, Inc.		0.6500	03/01/23	2,461,863
700,000	Pacific Gas and Electric Company		1.7500	06/16/22	699,571
2,800,000	Pacific Gas and Electric Company		1.3670	03/10/23	2,760,615
4,191,000	Pacific Gas and Electric Company		4.2500	08/01/23	4,210,286
1,500,000	Public Service Company of Colorado		2.2500	09/15/22	1,500,629
2,000,000	Southern Company		0.6000	02/26/24	1,907,612
					126,433,907
	ELECTRICAL EQUIPMENT — 0.4%
25,000,000	Siemens Financieringsmaatschappij N.V.(c)		0.4000	03/11/23	24,541,480
10,000,000	Siemens Financieringsmaatschappij N.V.(c)		0.6500	03/11/24	9,562,234
					34,103,714
	ENTERTAINMENT CONTENT — 0.1%
1,000,000	Discovery Communications, LLC		2.9500	03/20/23	1,000,172
6,672,000	TWDC Enterprises 18 Corporation		2.3500	12/01/22	6,671,940
					7,672,112
	FOOD — 1.0%
5,700,000	Conagra Brands, Inc.		3.2500	09/15/22	5,727,484
14,250,000	Conagra Brands, Inc.		0.5000	08/11/23	13,789,309
710,000	Hormel Foods Corporation		0.6500	06/03/24	677,583
54,335,000	McCormick & Co, Inc.		2.7000	08/15/22	54,385,552
					74,579,928
	FORESTRY, PAPER & WOOD PRODUCTS — 0.0%(a)
2,420,000	Georgia-Pacific, LLC		8.0000	01/15/24	2,616,563

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	GAS & WATER UTILITIES — 0.1%
2,700,000	Atmos Energy Corporation		0.6250	03/09/23	$2,654,186
3,325,000	ONE Gas, Inc.		0.8500	03/11/23	3,268,457
					5,922,643
	HEALTH CARE FACILITIES & SERVICES — 1.9%
10,287,000	Aetna, Inc.		2.7500	11/15/22	10,305,820
30,802,000	AmerisourceBergen Corporation		0.7370	03/15/23	30,328,733
1,700,000	Anthem, Inc.		0.4500	03/15/23	1,670,881
5,000,000	Beth Israel Lahey Health, Inc.		2.2200	07/01/28	4,475,025
7,000,000	Beth Israel Lahey Health, Inc.		3.0800	07/01/51	5,446,111
21,178,000	Cardinal Health, Inc.(d)	US0003M + 0.770%	1.5960	06/15/22	21,190,267
531,000	Cigna Corporation		3.0500	11/30/22	533,660
15,462,000	Cigna Corporation(d)	US0003M + 0.890%	1.9340	07/15/23	15,548,773
2,500,000	Cigna Corporation		3.7500	07/15/23	2,521,849
2,000,000	Cigna Corporation		0.6130	03/15/24	1,907,795
12,942,000	Humana, Inc.		3.1500	12/01/22	12,987,949
23,605,000	Humana, Inc.		0.6500	08/03/23	22,924,392
6,055,000	Laboratory Corp of America Holdings		3.2500	09/01/24	6,023,207
4,830,000	UnitedHealth Group, Inc.		3.3500	07/15/22	4,841,253
					140,705,715
	INDUSTRIAL SUPPORT SERVICES — 0.3%
20,000,000	Triton Container International Ltd.(c)		0.8000	08/01/23	19,268,453

	INSTITUTIONAL FINANCIAL SERVICES — 4.8%
2,000,000	Bank of New York Mellon Corporation		2.9500	01/29/23	2,010,971
7,400,000	Bank of New York Mellon Corporation		0.5000	04/26/24	7,041,705
2,000,000	Bank of New York Mellon Corporation		1.6000	04/24/25	1,899,844
14,000,000	Coinbase Global, Inc.(c)		3.3750	10/01/28	10,895,010
14,000,000	Coinbase Global, Inc.(c)		3.6250	10/01/31	10,403,610
2,000,000	Credit Suisse Group A.G.		3.8000	06/09/23	2,007,275
23,283,000	Goldman Sachs Group, Inc.		3.6250	01/22/23	23,469,214
4,450,000	Goldman Sachs Group, Inc.(d)	US0003M + 0.750%	1.2140	02/23/23	4,450,754
3,758,000	Goldman Sachs Group, Inc.		3.2000	02/23/23	3,773,181
14,900,000	Goldman Sachs Group, Inc.		0.5230	03/08/23	14,638,743
14,000,000	Goldman Sachs Group, Inc.(d)	US0003M + 1.053%	2.9080	06/05/23	13,997,862

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.8% (Continued)
71,775,000	Goldman Sachs Group, Inc.(d)	US0003M + 0.990%	2.9050	07/24/23	$71,739,017
20,000,000	Goldman Sachs Group, Inc.(d)	SOFRRATE + 0.620%	0.8450	12/06/23	19,899,361
2,322,000	Goldman Sachs Group, Inc.		4.0000	03/03/24	2,345,086
7,000,000	Goldman Sachs Group, Inc.(d)	SOFRRATE + 0.572%	0.6730	03/08/24	6,830,902
1,285,000	Goldman Sachs Group, Inc.(d)	US0003M + 1.201%	3.2720	09/29/25	1,266,085
13,450,000	Intercontinental Exchange, Inc.		2.3500	09/15/22	13,483,761
25,000,000	JPMorgan Chase Financial Company, LLC		2.5000	05/01/23	24,924,170
14,878,000	Morgan Stanley		2.7500	05/19/22	14,887,283
784,000	Morgan Stanley		4.8750	11/01/22	794,733
2,025,000	Morgan Stanley		3.1250	01/23/23	2,034,684
64,730,000	Morgan Stanley		3.7500	02/25/23	65,252,776
4,000,000	Morgan Stanley MTN(d)	SOFRRATE + 0.455%	0.5290	01/25/24	3,918,247
1,785,000	Morgan Stanley(d)	SOFRRATE + 0.616%	0.7310	04/05/24	1,739,011
720,000	Morgan Stanley		3.8750	04/29/24	725,044
4,040,000	Morgan Stanley(d)	SOFRRATE + 0.509%	0.7910	01/22/25	3,839,977
3,219,000	Morgan Stanley(d)	SOFRRATE + 0.560%	1.1640	10/21/25	3,008,877
32,075,000	Nasdaq, Inc.		0.4450	12/21/22	31,641,181
					362,918,364
	INSURANCE — 4.0%
38,000,000	AIG Global Funding(c)		0.4000	09/13/23	36,738,553
700,000	Allstate Corporation		3.1500	06/15/23	702,949
500,000	Aon plc		4.0000	11/27/23	504,702
17,000,000	Brighthouse Financial Global Funding(c)		0.6000	06/28/23	16,546,313
20,000,000	Equitable Financial Life Global Funding(c)		0.5000	04/06/23	19,601,133
25,000,000	Jackson Financial, Inc.(c)		1.1250	11/22/23	24,136,232
33,609,000	Met Tower Global Funding(c)		0.5500	07/13/22	33,543,136
25,000,000	Met Tower Global Funding(c),(d)	SOFRRATE + 0.550%	0.8290	01/17/23	25,024,258
14,500,000	Metropolitan Life Global Funding I MTN(c),(d)	SOFRRATE + 0.570%	0.8510	01/13/23	14,516,068
50,000,000	New York Life Global Funding(c)		0.6000	08/27/24	47,170,094
25,000,000	New York Life Global Funding(c),(d)	SOFRINDX + 0.610%	0.8820	04/21/25	25,011,197

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	INSURANCE — 4.0% (Continued)
62,000,000	Northwestern Mutual Global Funding(c)		0.6000	03/25/24	$59,066,042
					302,560,677
	LEISURE FACILITIES & SERVICES — 0.8%
19,772,000	Hyatt Hotels Corporation		1.3000	10/01/23	19,223,932
29,366,000	Starbucks Corporation		2.7000	06/15/22	29,397,727
12,000,000	Starbucks Corporation(d)	SOFRINDX + 0.420%	0.6000	02/14/24	12,012,683
					60,634,342
	MACHINERY — 0.5%
4,360,000	Caterpillar Financial Services Corporation		0.2500	03/01/23	4,289,018
2,028,000	Caterpillar Financial Services Corporation		0.4500	05/17/24	1,927,754
23,547,000	Eaton Corporation		2.7500	11/02/22	23,617,860
800,000	John Deere Capital Corporation		1.2000	04/06/23	791,725
2,000,000	John Deere Capital Corporation		0.7000	07/05/23	1,957,947
2,364,000	John Deere Capital Corporation		0.4000	10/10/23	2,288,182
					34,872,486
	MEDICAL EQUIPMENT & DEVICES — 1.5%
32,000,000	Illumina, Inc.		0.5500	03/23/23	31,412,670
40,500,000	PerkinElmer, Inc.		0.5500	09/15/23	39,236,998
33,250,000	Thermo Fisher Scientific, Inc.		0.7970	10/18/23	32,261,744
9,464,000	Thermo Fisher Scientific, Inc.		1.2150	10/18/24	8,987,675
					111,899,087
	OIL & GAS PRODUCERS — 1.4%
2,270,000	BP Capital Markets America, Inc.		3.7900	02/06/24	2,291,530
600,000	Chevron USA, Inc.		0.3330	08/12/22	597,702
20,835,000	Chevron USA, Inc.(d)	US0003M + 0.110%	0.5050	08/12/22	20,835,250
9,000,000	Chevron USA, Inc.(d)	US0003M + 0.200%	0.5770	08/11/23	8,993,910
17,500,000	Enbridge, Inc.(d)	SOFRINDX + 0.630%	0.8190	02/16/24	17,526,276
2,000,000	Energy Transfer Operating, L.P.		4.2500	03/15/23	2,016,012
13,015,000	Exxon Mobil Corporation		1.5710	04/15/23	12,916,122
609,000	Exxon Mobil Corporation		3.1760	03/15/24	612,685
1,625,000	Kinder Morgan Energy Partners, L.P.		3.9500	09/01/22	1,626,308
16,930,000	Pioneer Natural Resources Company		0.5500	05/15/23	16,506,371
2,000,000	Shell International Finance BV		0.3750	09/15/23	1,941,096

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	OIL & GAS PRODUCERS — 1.4% (Continued)
16,669,000	TransCanada PipeLines Ltd.		2.5000	08/01/22	$16,705,355
7,267,000	TransCanada PipeLines Ltd.		1.0000	10/12/24	6,830,233
					109,398,850
	OIL & GAS SERVICES & EQUIPMENT — 0.1%
10,250,000	Schlumberger Investment S.A.(c)		2.4000	08/01/22	10,250,000

	REAL ESTATE INVESTMENT TRUSTS — 0.2%
500,000	Federal Realty Investment Trust		3.9500	01/15/24	503,435
14,325,000	Office Properties Income Trust		4.0000	07/15/22	14,336,691
					14,840,126
	REAL ESTATE SERVICES — 0.5%
34,330,000	Jones Lang LaSalle, Inc.		4.4000	11/15/22	34,529,755

	RETAIL - CONSUMER STAPLES — 1.1%
19,000,000	7-Eleven, Inc.(c)		0.6250	02/10/23	18,676,173
34,461,000	Kroger Company		2.8000	08/01/22	34,498,314
21,712,000	Walgreen Company		3.1000	09/15/22	21,768,955
2,000,000	Walmart, Inc.		3.4000	06/26/23	2,022,734
3,662,000	Walmart, Inc.		3.3000	04/22/24	3,696,230
					80,662,406
	SEMICONDUCTORS — 0.8%
3,300,000	Marvell Technology, Inc.		4.2000	06/22/23	3,332,451
4,695,000	Microchip Technology, Inc.		4.3330	06/01/23	4,747,898
7,000,000	Microchip Technology, Inc.		0.9720	02/15/24	6,678,537
25,000,000	NVIDIA Corporation		0.3090	06/15/23	24,404,629
2,292,000	QUALCOMM, Inc.		3.0000	05/20/22	2,294,184
20,345,000	Skyworks Solutions, Inc.		0.9000	06/01/23	19,846,901
					61,304,600
	SOFTWARE — 2.4%
2,000,000	Microsoft Corporation		2.8750	02/06/24	2,003,959
107,948,000	Oracle Corporation		2.5000	05/15/22	107,984,083
50,000,000	Oracle Corporation		2.5000	10/15/22	50,036,175
5,280,000	Roper Technologies, Inc.		0.4500	08/15/22	5,253,379

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	SOFTWARE — 2.4% (Continued)
19,758,000	VMware, Inc.		0.6000	08/15/23	$19,129,324
					184,406,920
	SPECIALTY FINANCE — 2.9%
1,300,000	AerCap Ireland Capital DAC / AerCap Global		4.6250	07/01/22	1,304,268
4,000,000	AerCap Ireland Capital DAC / AerCap Global		4.5000	09/15/23	4,011,223
35,000,000	AerCap Ireland Capital DAC / AerCap Global		1.1500	10/29/23	33,435,965
28,993,000	Air Lease Corporation(d)	US0003M + 0.350%	1.1760	12/15/22	28,962,938
4,207,000	Air Lease Corporation MTN		0.7000	02/15/24	3,992,614
32,501,000	American Express Company		2.5000	08/01/22	32,557,077
2,000,000	American Express Company		3.4000	02/27/23	2,017,947
50,000,000	American Express Company		0.7500	11/03/23	48,554,791
35,000,000	American Express Company(b),(d)	SOFRINDX + 0.720%	0.0000	05/03/24	35,003,542
29,673,000	Capital One Financial Corporation(d)	US0003M + 0.720%	1.9590	01/30/23	29,646,866
600,000	Capital One Financial Corporation		3.2000	01/30/23	604,011
2,000,000	Capital One Financial Corporation		3.5000	06/15/23	2,012,869
					222,104,111
	TECHNOLOGY HARDWARE — 0.2%
1,685,000	Apple, Inc.		1.7000	09/11/22	1,687,403
6,270,000	Apple, Inc.		2.4000	05/03/23	6,278,426
2,343,000	Apple, Inc.		2.8500	05/11/24	2,344,337
3,024,000	Telefonaktiebolaget LM Ericsson		4.1250	05/15/22	3,025,300
					13,335,466
	TECHNOLOGY SERVICES — 0.6%
1,174,000	Fiserv, Inc.		3.5000	10/01/22	1,177,395
600,000	Fiserv, Inc.		3.8000	10/01/23	605,945
3,700,000	International Business Machines Corporation		2.8500	05/13/22	3,702,168
37,800,000	PayPal Holdings, Inc.		2.2000	09/26/22	37,874,990
					43,360,498
	TELECOMMUNICATIONS — 0.5%
4,110,000	AT&T, Inc.		0.9000	03/25/24	3,951,220
7,259,000	AT&T, Inc.		3.0000	06/30/22	7,259,000
27,500,000	Sprint Communications, Inc.		6.0000	11/15/22	27,947,837
					39,158,057

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 42.3% (Continued)
	TOBACCO & CANNABIS — 0.9%
39,857,000	Altria Group, Inc.		2.8500	08/09/22	$39,947,026
9,500,000	Altria Group, Inc.		4.0000	01/31/24	9,626,519
14,495,000	BAT Capital Corporation(d)	US0003M + 0.880%	1.3860	08/15/22	14,504,541
4,648,000	BAT Capital Corporation		3.2220	08/15/24	4,589,631
900,000	Philip Morris International, Inc.		1.1250	05/01/23	886,314
					69,554,031
	TRANSPORTATION & LOGISTICS — 0.2%
9,000,000	CSX Corporation		8.6250	05/15/22	9,021,427
6,500,000	Ryder System, Inc.		3.8750	12/01/23	6,534,811
969,000	United Parcel Service, Inc.		2.4500	10/01/22	971,682
					16,527,920
	TRANSPORTATION EQUIPMENT — 0.6%
24,500,000	Daimler Trucks Finance North America, LLC(c),(d)	SOFRRATE + 0.500%	0.7710	06/14/23	24,464,052
25,000,000	Daimler Trucks Finance North America, LLC(c),(d)	SOFRRATE + 1.000%	1.2850	04/07/24	25,011,974
					49,476,026
	TOTAL CORPORATE BONDS (Cost $3,256,752,465)				3,199,831,299

	MUNICIPAL BONDS — 7.7%
	APPROPRIATION — 0.2%
9,000,000	Alabama Federal Aid Highway Finance Authority		0.2290	09/01/22	8,970,161
10,000,000	Maryland Stadium Authority		5.0000	05/01/46	10,952,325
					19,922,486
	CITY — 0.6%
11,440,000	City & Companyunty of Denver CO		5.0000	08/01/31	13,493,265
11,785,000	City & Companyunty of Denver CO		5.0000	08/01/32	14,006,899
13,770,000	City of Boston MA		5.0000	11/01/31	16,381,440
					43,881,604
	COMBINED UTILITIES — 0.5%
2,500,000	Intermountain Power Agency		5.0000	07/01/30	2,881,122
4,600,000	Intermountain Power Agency		5.0000	07/01/31	5,357,998
27,500,000	Long Island Power Authority		0.3590	03/01/23	27,065,335
					35,304,455

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 7.7% (Continued)
	COUNTY 0.8%
19,730,000	County of Prince George’s MD	5.0000	07/01/30	$23,058,453
19,700,000	County of Prince George’s MD	5.0000	07/01/31	23,266,249
10,345,000	Louisville/Jefferson County Metropolitan	5.0000	04/01/32	12,300,795
				58,625,497
	ECON & INDUST DEVELOPMENT — 0.1%
8,000,000	Chandler Industrial Development Authority	5.0000	06/01/49	8,359,753

	FAREBOX (MASS & RAPID TRANSIT) — 0.4%
29,500,000	Metropolitan Transportation Authority	5.0000	09/01/22	29,805,431

	HIGHER EDUCATION — 0.5%
29,000,000	Massachusetts Development Finance Agency	5.0000	11/15/32	35,174,431

	INCOME TAX FINANCING — 0.0%(a)
3,000,000	New York State Dormitory Authority	2.0090	03/15/23	2,991,152

	SALES TAX — 0.0%(a)
4,000,000	State of Illinois Sales Tax Revenue	5.0000	06/15/22	4,013,707

	SCHOOL DISTRICT — 0.4%
11,425,000	Los Angeles Community College District/CA	0.3260	08/01/22	11,404,456
18,020,000	Springdale School District No 50	4.0000	06/01/40	18,059,359
				29,463,815
	SINGLE-FAMILY HOUSING — 0.0%(a)
500,000	Colorado Housing and Finance Authority	0.5000	05/01/38	500,000

	STATE — 3.8%
28,750,000	State of California	5.0000	10/01/22	29,174,761
13,270,000	State of California	5.0000	11/01/30	15,321,565
11,500,000	State of California	5.0000	04/01/31	13,343,266
18,490,000	State of California	5.0000	09/01/31	21,551,798
49,485,000	State of California	5.0000	10/01/31	57,733,189
16,505,000	State of California	5.0000	04/01/32	19,313,747
28,490,000	State of California	5.0000	10/01/32	33,087,061

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 7.7% (Continued)
	STATE — 3.8% (Continued)
15,000,000	State of California	5.0000	03/01/33	$17,044,339
8,000,000	State of California	5.0000	04/01/35	8,889,700
10,575,000	State of Florida	5.0000	07/01/33	12,826,208
7,500,000	State of Hawaii	0.2470	08/01/22	7,484,525
5,865,000	State of Hawaii	0.2470	10/01/22	5,835,665
6,525,000	State of Illinois	5.0000	09/01/22	6,589,771
21,015,000	State of Maryland	5.0000	03/01/33	24,553,453
15,925,000	State of New Mexico	5.0000	03/01/23	16,333,094
				289,082,142
	TAX BACKED DISTRICT — 0.0%(a)
1,250,000	San Francisco Community College District	3.0000	06/15/22	1,253,020

	TOBACCO — 0.1%
2,750,000	Golden State Tobacco Securitization Corporation	0.5020	06/01/22	2,748,382
3,000,000	Golden State Tobacco Securitization Corporation	2.7460	06/01/34	2,606,555
				5,354,937
	TOLL ROADS, BRIDGES & TUNNELS — 0.3%
23,000,000	Foothill-Eastern Transportation Corridor Agency(b)	0.0000	01/01/28	19,507,968

	TOTAL MUNICIPAL BONDS (Cost $606,819,115)			583,240,398

	U.S. GOVERNMENT & AGENCIES — 17.4%
	U.S. TREASURY BILLS — 17.2%
100,000,000	United States Cash Management Bill	0.1200	05/17/22	99,994,271
100,000,000	United States Cash Management Bill	0.4100	06/07/22	99,957,083
100,000,000	United States Cash Management Bill	0.4400	06/14/22	99,945,503
100,000,000	United States Cash Management Bill	0.5500	06/21/22	99,921,007
200,000,000	United States Cash Management Bill	0.6200	06/28/22	199,800,500
100,000,000	United States Treasury Bill	0.0500	05/05/22	99,999,257
100,000,000	United States Treasury Bill	0.4100	06/09/22	99,955,007
300,000,000	United States Treasury Bill	0.7200	07/07/22	299,598,843
100,000,000	United States Treasury Bill	0.8100	07/21/22	99,818,278

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 17.4% (Continued)
	U.S. TREASURY BILLS — 17.2% (Continued)
100,000,000	United States Treasury Bill	0.9000	08/04/22	$99,763,477
				1,298,753,226
	U.S. TREASURY NOTES — 0.2%
20,000,000	United States Treasury Note	0.2500	08/31/25	18,321,094

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,319,276,408)			1,317,074,320

	COMMERCIAL PAPER — 5.7%
	COMMERCIAL PAPER - 5.7%
35,000,000	AT&T Incorporated	0.8500	05/18/22	34,985,315
50,000,000	Crown Castle International Corporation	1.2900	05/17/22	49,970,000
83,700,000	FMC Corporation	0.4900	05/02/22	83,697,751
59,000,000	FMC Corporation	1.3200	05/16/22	58,965,583
75,000,000	Fortune Brands Home	0.3800	05/02/22	74,998,438
23,500,000	Hilltop Securities Incorporated	0.5300	05/04/22	23,498,629
10,000,000	Hilltop Securities Incorporated	1.2600	05/11/22	9,996,194
9,500,000	Hilltop Securities Incorporated	1.4300	05/25/22	9,490,690
33,160,000	Jabil, Inc.	0.4600	05/02/22	33,159,171
55,000,000	Jabil, Inc.	0.8700	05/04/22	54,994,729
				433,756,500

	TOTAL COMMERCIAL PAPER (Cost $433,763,748)			433,756,500

Shares
	SHORT-TERM INVESTMENTS — 12.4%
	MONEY MARKET FUNDS - 12.4%
274,313,145	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 0.21%(f)			274,313,145
125,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 0.36%(f)			125,000,000
364,515,224	JPMorgan Prime Money Market Fund, Capital Class, 0.40%(f)			364,588,128
174,765,551	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class, 0.36%(f)			174,783,028
	TOTAL MONEY MARKET FUNDS (Cost $938,747,207)			938,684,301

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

					Fair Value
	SHORT-TERM INVESTMENTS — 12.4% (Continued)
	MONEY MARKET FUNDS - 12.4% (Continued)
	TOTAL SHORT-TERM INVESTMENTS (Cost $938,747,207)				$938,684,301

Contracts(i)		Expiration Date	Exercise Price	Notional Value
	FUTURE OPTIONS PURCHASED(a) - 0.2%
	PUT OPTIONS PURCHASED - 0.2%
800	S&P500 E-Mini Option Index	06/17/2022	$4,000	$330,554,400	4,790,000
200	S&P500 E-Mini Option Index	06/17/2022	4,100	82,638,600	1,550,000
1,046	S&P500 E-Mini Option Index	06/17/2022	4,150	432,199,878	9,178,650
100	S&P500 E-Mini Option Index	06/17/2022	4,200	41,319,300	988,750
	TOTAL PUT OPTIONS PURCHASED (Cost - $7,735,675)				16,507,400

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $7,735,675)				16,507,400

Shares
	COLLATERAL FOR SECURITIES LOANED 12.7%
960,589,688	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Shares, 0.32% (f),(h)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $960,589,688)				960,589,688

	TOTAL INVESTMENTS — 112.3% (Cost $8,628,519,696)				$8,505,026,586
	LIABILITIES IN EXCESS OF OTHER ASSETS — (12.3)%				(932,513,705)
	NET ASSETS - 100.0%				$7,572,512,881

OPEN FUTURES CONTRACTS
Number of			Notional	Unrealized
Contracts	Open Long Futures Contracts	Expiration	Amount	(Depreciation)
3,860	CBOT 5 Year US Treasury Note	06/30/2022	$434,913,920	$(13,063,786)
1,379	CME E-Mini Standard & Poor’s 500 Index Future	06/17/2022	284,591,125	(11,083,825)
	TOTAL FUTURES CONTRACTS			$(24,147,611)

OPEN FUTURES CONTRACTS
Number of			Notional	Unrealized
Contracts	Open Short Futures Contracts	Expiration	Amount	Appreciation
39	CME Ultra Long-Term US Treasury Bond Future	06/21/2022	$6,257,082	$912,518
1,487	Ultra 10-Year US Treasury Note Futures	06/21/2022	191,823,000	12,662,908
	TOTAL FUTURES CONTRACTS			$13,575,426

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

DAC	- Designated Activity Company

ETF	- Exchange-Traded Fund

LIBOR	- London Interbank Offered Rate

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

MTN	- Medium-Term Note

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

SOFR	- Secured Overnight Financing Rate

SPDR	- Standard & Poor’s Depositary Receipt

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRINDX	Secured Overnight Financing Rate Index

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Zero coupon rate.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is $538,891,556 or 7.1% of net assets.

(d)	Variable rate security. Interest rate is as of April 30, 2022.

(e)	Affiliated Security.

(f)	Rate disclosed is the seven-day effective yield as of April 30, 2022.

(g)	All or a portion of the security is on loan. Total loaned securities had a value of $940,436,616 at April 30, 2022.

(h)	Security purchased with cash proceeds of securities lending collateral.

(i)	Each option contract allows the Fund to purchase or sell 1 underlying futures contract or 100 shares of the underlying security.

OPEN CREDIT DEFAULT SWAP AGREEMENTS (1)

OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)

		Termination	Interest Rate	Notional Value at		Upfront Premiums	Unrealized
Reference Entity	Counterparty	Date	Payable	April 30, 2022	Value	Paid	(Depreciation)

CDX North American High Yield Series 35	GS	12/20/2025	5.00%	$356,800,000	$13,912,504	$23,203,109	$(9,290,605)
CDX North American High Yield Series 36	GS	6/20/2026	5.00%	397,900,000	15,084,168	31,785,653	(16,701,485)
CDX North American High Yield Series 38	GS	6/20/2027	5.00%	966,200,000	20,889,673	50,700,666	(29,810,993)
CDX North American High Yield Series 38	MS	6/20/2027	5.00%	98,100,000	2,120,966	5,758,347	(3,637,381)

TOTAL OPEN CREDIT DEFAULT SWAP					$52,007,311	$111,447,775	$(59,440,464)

GS - Goldman Sachs

MS - Morgan Stanley

(1)	For centrally cleared swaps, the notional amounts represent the maximum potential the Fund may pay/receive as a seller/buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

INTEREST RATE SWAPS
		Notional				Upfront Premiums	Unrealized
Counterparty	Termination Date	Amount	Fixed Rate	Floating Rate	Fair Value	Paid/(Received)	(Depreciation)

Bank Of America, National Association	3/25/2027	$25,000,000	1.990%	USD-SIFMA Municipal Swap Index	$(471,479)	$—	$(471,479)
Bank Of America, National Association	4/5/2027	25,000,000	2.205%	USD-SIFMA Municipal Swap Index	(237,464)	—	(237,464)
Morgan Stanley Capital Services,LLC	3/21/2027	50,000,000	1.795%	USD-SIFMA Municipal Swap Index	(1,387,926)	—	(1,387,926)
Morgan Stanley Capital Services,LLC	3/23/2027	25,000,000	1.920%	USD-SIFMA Municipal Swap Index	(551,652)	—	(551,652)

TOTAL OPEN INTEREST RATE SWAPS					$(2,648,521)	$—	$(2,648,521)

SIFMA - Securities Industry and Financial Markets Association

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 57.6%
	U.S. TREASURY BILLS — 57.6%
50,000,000	United States Cash Management Bill	0.3100	05/31/22	$49,987,011
75,000,000	United States Treasury Bill	0.6800	06/30/22	74,914,573
75,000,000	United States Treasury Bill	0.7200	07/07/22	74,899,711
75,000,000	United States Treasury Bill	0.7700	07/14/22	74,882,288
100,000,000	United States Treasury Bill	0.9000	08/04/22	99,763,476
100,000,000	United States Treasury Bill	0.9600	08/11/22	99,730,946
100,000,000	United States Treasury Bill	0.9900	08/18/22	99,703,200
40,000,000	United States Treasury Bill	1.0700	09/15/22	39,838,689
				613,719,894
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $613,907,394)			613,719,894

Shares
	SHORT-TERM INVESTMENTS — 42.4%
	MONEY MARKET FUNDS - 42.4%
401,082,340	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 0.21%(a)			401,082,340
50,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 0.36%(a)			50,000,000
	TOTAL MONEY MARKET FUNDS (Cost $451,082,340)			451,082,340

	TOTAL SHORT-TERM INVESTMENTS (Cost $451,082,340)			451,082,340

	TOTAL INVESTMENTS - 100.0% (Cost $1,064,989,734)			$1,064,802,234
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.0%			52,783
	NET ASSETS - 100.0%			$1,064,855,017

(a)	Rate disclosed is the seven-day effective yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 66.2%
	AUTOMOTIVE — 5.9%
1,000,000	Ford Motor Credit Company, LLC		4.2500	09/20/22	$1,002,720
2,000,000	General Motors Financial Company, Inc.(a)	US0003M + 1.310%	2.3060	06/30/22	2,002,107
					3,004,827
	BANKING — 4.0%
2,000,000	JPMorgan Chase & Company(a)	US0003M + 1.230%	2.4140	10/24/23	2,006,938

	BEVERAGES — 2.0%
1,000,000	Molson Coors Beverage Company		3.5000	05/01/22	1,000,000

	E-COMMERCE DISCRETIONARY — 3.2%
1,604,000	eBay, Inc.(a)	US0003M + 0.870%	2.1090	01/30/23	1,605,796

	FOOD — 4.0%
2,000,000	McCormick & Co, Inc.		2.7000	08/15/22	2,001,861

	HEALTH CARE FACILITIES & SERVICES — 10.5%
2,000,000	Cardinal Health, Inc.(a)	US0003M + 0.770%	1.5960	06/15/22	2,001,159
2,000,000	Cigna Corporation(a)	US0003M + 0.890%	1.9340	07/15/23	2,011,224
1,247,000	CVS Health Corporation		4.7500	12/01/22	1,259,004
					5,271,387
	INSTITUTIONAL FINANCIAL SERVICES — 4.4%
2,249,000	Goldman Sachs Group, Inc.(a)	US0003M + 1.000%	2.1840	07/24/23	2,249,063

	LEISURE FACILITIES & SERVICES — 6.9%
1,000,000	Hyatt Hotels Corporation		1.3000	10/01/23	972,281
1,000,000	Starbucks Corporation		2.7000	06/15/22	1,001,080
1,500,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	0.6000	02/14/24	1,501,585
					3,474,946
	MEDICAL EQUIPMENT & DEVICES — 5.8%
2,000,000	PerkinElmer, Inc.		0.5500	09/15/23	1,937,630
1,000,000	Thermo Fisher Scientific, Inc.		0.7970	10/18/23	970,278
					2,907,908

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 66.2% (Continued)
	OIL & GAS PRODUCERS — 4.0%
1,000,000	Chevron USA, Inc.(a)	US0003M + 0.200%	0.5770	08/11/23	$999,323
1,000,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	0.8190	02/16/24	1,001,502
					2,000,825
	RETAIL - CONSUMER STAPLES — 2.0%
1,000,000	Kroger Company		2.8000	08/01/22	1,001,083

	SOFTWARE — 4.0%
2,000,000	Oracle Corporation		2.5000	05/15/22	2,000,669

	TECHNOLOGY HARDWARE — 5.5%
781,000	Apple, Inc.(a)	US0003M + 0.350%	0.7270	05/11/22	781,002
2,000,000	Telefonaktiebolaget LM Ericsson		4.1250	05/15/22	2,000,860
					2,781,862
	TOBACCO & CANNABIS — 4.0%
2,000,000	Altria Group, Inc.		2.8500	08/09/22	2,004,517

	TOTAL CORPORATE BONDS (Cost $33,475,537)				33,311,682

	MUNICIPAL BONDS — 12.4%
	FAREBOX (MASS & RAPID TRANSIT) — 2.0%
1,000,000	Metropolitan Transportation Authority		5.0000	09/01/22	1,010,353

	INCOME TAX FINANCING — 2.0%
1,000,000	New York State Dormitory Authority		2.0090	03/15/23	997,050

	MULTI-FAMILY HOUSING — 2.0%
1,000,000	New York City Housing Development Corporation		2.3240	01/01/23	998,428

	SALES TAX — 2.0%
1,000,000	State of Illinois Sales Tax Revenue		5.0000	06/15/22	1,003,427

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 12.4% (Continued)
	STATE — 3.4%
1,750,000	State of Hawaii	0.2470	10/01/22	$1,741,247

	TOBACCO — 1.0%
500,000	Golden State Tobacco Securitization Corporation	0.5020	06/01/22	499,706

	TOTAL MUNICIPAL BONDS (Cost $6,264,849)			6,250,211

	U.S. GOVERNMENT & AGENCIES — 4.0%
	U.S. TREASURY BILLS — 4.0%
2,000,000	United States Cash Management Bill	0.6200	06/28/22	1,998,005

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,998,461)			1,998,005

	COMMERCIAL PAPER — 5.9%
	COMMERCIAL PAPER — 5.9%
1,000,000	FMC Corporation	1.3300	05/16/22	999,417
1,000,000	Hilltop Securities Incorporated	0.5300	05/04/22	999,941
1,000,000	Hilltop Securities Incorporated	1.4300	05/25/22	999,020
				2,998,378

	TOTAL COMMERCIAL PAPER (Cost $2,998,378)			2,998,378

Shares
	SHORT-TERM INVESTMENTS — 11.0%
	MONEY MARKET FUNDS - 11.0%
3,523,489	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 0.21%(b)			3,523,489
2,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 0.36%(b)			2,000,000
	TOTAL MONEY MARKET FUNDS (Cost $5,523,489)			5,523,489

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,523,489)			5,523,489

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

				Fair Value
	TOTAL INVESTMENTS - 99.5% (Cost $50,260,714)			$50,081,765
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.5%			274,833
	NET ASSETS - 100.0%			$50,356,598

OPEN FUTURES CONTRACTS
Number of			Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Amount	(Depreciation)
121	CME E-Mini Standard & Poor’s 500 Index Future	06/17/2022	$24,971,375	$(1,083,895)
	TOTAL FUTURES CONTRACTS

LLC	– Limited Liability Company

SOFRINDX	Secured Overnight Financing Rate Index

ICE LIBOR USD 3 Month ICE LIBOR USD 3 Month

US0003M	LIBOR USD 3 Month

(a)	Variable rate security; the rate shown represents the rate on April 30, 2022.

(b)	Rate disclosed is the seven-day effective yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 80.9%
	AEROSPACE & DEFENSE — 5.1%
2,000,000	Boeing Company		1.1670	02/04/23	$1,974,139
750,000	Huntington Ingalls Industries, Inc.(c)		0.6700	08/16/23	725,866
					2,700,005
	AUTOMOTIVE — 9.8%
1,000,000	Ford Motor Credit Company, LLC		4.2500	09/20/22	1,002,720
2,200,000	General Motors Financial Company, Inc.(c)	US0003M + 1.310%	2.3060	06/30/22	2,202,319
750,000	Hyundai Capital America(d)		3.2500	09/20/22	751,594
1,200,000	Nissan Motor Acceptance Company, LLC(c)		2.6500	07/13/22	1,199,956
					5,156,589
	BANKING — 3.8%
1,000,000	Deutsche Bank A.G.(a)	US0003M + 1.190%	1.6490	11/16/22	1,003,760
1,000,000	Synchrony Bank		3.0000	06/15/22	1,000,439
					2,004,199
	BEVERAGES — 2.8%
1,500,000	Molson Coors Beverage Company		3.5000	05/01/22	1,500,000

	CONSTRUCTION MATERIALS — 5.6%
1,500,000	Carlisle Companies, Inc.		3.7500	11/15/22	1,503,115
1,500,000	Carlisle Companies, Inc.		0.5500	09/01/23	1,449,469
					2,952,584
	E-COMMERCE DISCRETIONARY — 5.7%
3,000,000	eBay, Inc.(a)	US0003M + 0.870%	2.1090	01/30/23	3,003,359

	ELECTRIC UTILITIES — 5.7%
1,000,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	0.6630	01/12/24	996,454
1,000,000	NextEra Energy Capital Holdings, Inc.(a)	US0003M + 0.270%	0.7500	02/22/23	997,402
1,000,000	TerraForm Power Operating, LLC(c)		4.2500	01/31/23	1,002,519
					2,996,375
	FOOD — 1.4%
750,000	Conagra Brands, Inc.		0.5000	08/11/23	725,753

	INSTITUTIONAL FINANCIAL SERVICES — 4.7%
1,500,000	Goldman Sachs Group, Inc.(a)	US0003M + 0.750%	1.2140	02/23/23	1,500,254

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 80.9% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.7% (Continued)
1,000,000	JPMorgan Chase Financial Company, LLC		2.5000	05/01/23	$996,967
					2,497,221
	LEISURE FACILITIES & SERVICES — 4.7%
1,000,000	Hyatt Hotels Corporation		1.3000	10/01/23	972,281
1,500,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	0.6000	02/14/24	1,501,585
					2,473,866
	MEDICAL EQUIPMENT & DEVICES — 3.2%
1,000,000	PerkinElmer, Inc.		0.5500	09/15/23	968,814
750,000	Thermo Fisher Scientific, Inc.		0.7970	10/18/23	727,709
					1,696,523
	OIL & GAS PRODUCERS — 3.8%
1,500,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	0.8190	02/16/24	1,502,252
500,000	Pioneer Natural Resources Company		0.5500	05/15/23	487,489
					1,989,741
	REAL ESTATE INVESTMENT TRUSTS — 2.8%
1,500,000	Office Properties Income Trust		4.0000	07/15/22	1,501,224

	REAL ESTATE SERVICES — 2.6%
1,350,000	Jones Lang LaSalle, Inc.		4.4000	11/15/22	1,357,855

	RETAIL - CONSUMER STAPLES — 3.8%
1,000,000	7-Eleven, Inc.(c)		0.6250	02/10/23	982,956
1,000,000	Kroger Company		2.8000	08/01/22	1,001,083
					1,984,039
	SEMICONDUCTORS — 1.8%
1,000,000	Skyworks Solutions, Inc.		0.9000	06/01/23	975,517

	SOFTWARE — 2.3%
1,200,000	Oracle Corporation		2.5000	05/15/22	1,200,401

	SPECIALTY FINANCE — 3.8%
2,000,000	Air Lease Corporation(a)	US0003M + 0.350%	1.1760	12/15/22	1,997,926

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 80.9% (Continued)
	TECHNOLOGY HARDWARE — 3.7%
1,923,000	Telefonaktiebolaget LM Ericsson		4.1250	05/15/22	$1,923,827

	TELECOMMUNICATIONS — 3.8%
1,000,000	AT&T, Inc.		3.0000	06/30/22	1,000,000
1,000,000	Sprint Communications, Inc.		6.0000	11/15/22	1,016,285
					2,016,285
	TOTAL CORPORATE BONDS (Cost $42,982,260)				42,653,289

	MUNICIPAL BONDS — 17.6%
	APPROPRIATION — 0.8%
425,000	City of Kansas City MO		2.7540	04/01/23	424,468

	COMBINED UTILITIES — 1.6%
850,000	City of San Antonio TX Electric & Gas Systems		2.4120	02/01/23	852,175

	FAREBOX (MASS & RAPID TRANSIT) — 1.4%
750,000	Metropolitan Transportation Authority		5.0000	09/01/22	757,765

	INCOME TAX FINANCING — 1.9%
1,000,000	New York State Dormitory Authority		2.0090	03/15/23	997,051

	MULTI-FAMILY HOUSING — 5.7%
3,000,000	New York City Housing Development Corporation		2.3240	01/01/23	2,995,282

	OTHER — 1.0%
500,000	Oregon State Lottery		2.4770	04/01/23	499,122

	SALES TAX — 1.9%
1,000,000	State of Illinois Sales Tax Revenue		5.0000	06/15/22	1,003,427

	SCHOOL DISTRICT — 1.9%
1,000,000	San Juan Unified School District		2.1800	08/01/22	1,000,009

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 17.6% (Continued)
	TOBACCO — 1.4%
750,000	Golden State Tobacco Securitization Corporation	0.5020	06/01/22	$749,559

	TOTAL MUNICIPAL BONDS (Cost $9,287,228)			9,278,858

	COMMERCIAL PAPER — 2.8%
	COMMERCIAL PAPER - 2.8%
500,000	Hilltop Securities Incorporated	0.5300	05/04/22	499,971
1,000,000	Hilltop Securities Incorporated	1.4300	05/25/22	999,020
				1,498,991

	TOTAL COMMERCIAL PAPER (Cost $1,498,991)			1,498,991

Shares
	SHORT-TERM INVESTMENTS — 1.0%
	MONEY MARKET FUNDS - 1.0%

512,220	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 0.21%(b) (Cost $512,220)			512,220

	TOTAL INVESTMENTS - 102.3% (Cost $54,280,699)			$53,943,358
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%			(1,192,463)
	NET ASSETS - 100.0%			$52,750,895

LLC	- Limited Liability Company

REIT	- Real Estate Investment Trust

SOFRINDX	Secured Overnight Financing Rate Index

US0003M	ICE LIBOR USD 3 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Rate disclosed is the seven-day effective yield as of April 30, 2022.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022 the total market value of 144A securities is $13,054,008 or 24.7% of net assets.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2022

	Navigator
	Equity Hedged		Navigator Tactical
	Fund		Fixed Income Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $0 and $104,761,334, respectively)	$39,697,228		$8,628,519,696
Investments in Securities at Value (including affiliated securities of $0 and $100,728,965, respectively)	$40,186,392	(a)	$8,505,026,586	(a)
Cash	—		4,562,553
Deposits with Broker for Futures and Options Contracts with Goldman Sachs	—		11,378,447
Deposits with Broker for Futures Contracts with Royal Bank of Canada	—		7,263,938
Deposits with Broker for Option Contracts with Pershing	600,000		91,737
Deposit with Broker for Swaps with Goldman Sachs	—		104,751,841
Deposit with Broker for Swaps with Morgan Stanley	—		15,284,756
Receivable for Fund Shares Sold	330,471		7,176,293
Receivable for Securities Lending Income	5,807		1,428,534
Dividends and Interest Receivable	563		18,380,177
Receivable for Investments Sold	—		45,473,640
Premiums Paid for Swap Contracts	—		111,447,774
Unrealized Appreciation on Futures Contracts	—		13,575,426
Prepaid Expenses and Other Assets	38,246		62,638
Total Assets	41,161,479		8,845,904,340

Liabilities:
Collateral on Securities Loaned	3,050,750		960,589,688
Option Contracts Written at Value (premiums received of $1,875,522 and $0, respectively)	2,923,010		—
Payable to Related Parties	12,138		229,165
Accrued Advisory Fees	7,802		4,926,200
Payable for Fund Shares Redeemed	1,720		7,154,897
Accrued Distribution Fees	522		37,866
Unrealized Depreciation on Swap Contracts	—		62,088,985
Payable for Securities Purchased	—		213,120,794
Unrealized Depreciation on Futures Contracts	—		24,147,611
Accrued Expenses and Other Liabilities	16,497		1,096,253
Total Liabilities	6,012,439		1,273,391,459

Net Assets	$35,149,040		$7,572,512,881

Composition of Net Assets:
At April 30, 2022, Net Assets consisted of:
Paid-in-Capital	$38,975,701		$7,941,131,739
Accumulated (Losses)	(3,826,661)		(368,618,858)
Net Assets	$35,149,040		$7,572,512,881

Net Asset Value Per Share
Class A Shares:
Net Assets	$1,198,316		$61,670,352
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	134,867		6,201,434
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.89		$9.94
Maximum Offering Price Per Share (Maximum sales charge of 5.50% and 3.75%, respectively)	$9.41		$10.33

Class C Shares:
Net Assets	$309,817		$30,441,137
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	37,984		3,064,937
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.16		$9.93

Class I Shares:
Net Assets	$33,640,907		$7,480,401,392
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,814,186		751,696,645
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.82		$9.95

(a)	Includes loaned securities with a value of $2,984,770 and $940,436,616, respectively.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2022

	Navigator Tactical	Navigator	Navigator Ultra
	Investment Grade	Tactical U.S.	Short Bond
	Bond Fund	Allocation Fund	Fund
Assets:
Investments in Securities at Cost	$1,064,989,734	$50,260,714	$54,280,699
Investments in Securities at Value	$1,064,802,234	$50,081,765	$53,943,358
Cash	—	4,584	8,573
Deposits with Broker for Future Contracts with Goldman Sachs	195,002	2,191,339	—
Receivable for Fund Shares Sold	1,414,957	—	—
Dividends and Interest Receivable	47,059	206,232	313,277
Due from Investment Advisor	—	—	988
Prepaid Expenses and Other Assets	127,021	—	8,791
Total Assets	1,066,586,273	52,483,920	54,274,987

Liabilities:
Payable for Fund Shares Redeemed	948,892	—	—
Accrued Advisory Fees	744,600	26,686	—
Payable to Related Parties	22,634	5,414	12,896
Payable for Securities Purchased	—	1,001,230	1,500,000
Unrealized Depreciation on Futures Contracts	—	1,083,895	—
Accrued Distribution Fees	—	—	2
Accrued Expenses and Other Liabilities	15,130	10,097	11,194
Total Liabilities	1,731,256	2,127,322	1,524,092

Net Assets	$1,064,855,017	$50,356,598	$52,750,895

Composition of Net Assets:
At April 30, 2022, Net Assets consisted of:
Paid-in-Capital	$1,088,407,168	$54,260,588	$53,083,555
Accumulated (Losses)	(23,552,151)	(3,903,990)	(332,660)
Net Assets	$1,064,855,017	$50,356,598	$52,750,895

Net Asset Value Per Share
Class A Shares:
Net Assets			$23,289
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)			2,258
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share			$10.32
Maximum Offering Price Per Share (Maximum sales charge of 3.75%)			$10.72

Class I Shares:
Net Assets	$1,064,855,017	$50,356,598	$52,727,606
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	115,239,192	5,423,021	5,291,428
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$9.24	$9.29	$9.96

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2022

	Navigator Equity	Navigator Tactical
	Hedged Fund	Fixed Income Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, and $1,782,629, respectively)	$189,568	$33,599,214
Interest Income	955	17,020,902
Securities Lending - net	43,722	10,553,523
Total Investment Income	234,245	61,173,639

Expenses:
Investment Advisory Fees	134,894	34,054,054
Distribution Fees:
Class A	1,586	77,852
Class C	1,610	154,526
Registration & Filing Fees	34,712	188,439
Administration Fees	31,049	630,969
Third Party Administrative Servicing Fees	16,932	4,345,547
Transfer Agent Fees	13,389	494,418
Chief Compliance Officer Fees	12,178	70,307
Audit Fees	8,431	9,917
Legal Fees	7,664	7,935
Trustees’ Fees	7,145	7,145
Custody Fees	4,463	339,153
Printing Expense	3,967	170,491
Insurance Expense	1,542	49,236
Interest Expense	627	74,670
Miscellaneous Expenses	3,748	101,070
Total Expenses	283,937	40,775,729
Less: Expenses waived or fees reimbursed by Advisor for Affiliated Holdings	—	(633,923)
Less: Expenses waived or fees reimbursed by the Advisor	(82,371)	—
Net Expenses	201,566	40,141,806
Net Investment Income	32,679	21,031,833

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including gain on affiliated securities of $0, and $2,668,723, respectively)	(2,882,281)	(68,311,454)
Securities Sold Short	(1,062,510)	232,151
Futures Contracts	—	(9,304,762)
Swap Contracts	—	(23,512,684)
Options Purchased	(1,420,883)	(7,129,059)
Options Written	2,194,367	(2,598,931)
	(3,171,307)	(110,624,739)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain (loss) on affiliated securities of $0, and $(7,961,533), respectively)	(1,898,276)	(154,543,179)
Futures Contracts	—	(22,362,393)
Swap Contracts	—	(73,946,247)
Options Purchased	1,222,691	13,798,726
Options Written	(1,246,456)	(376,002)
	(1,922,041)	(237,429,095)

Net Realized and Unrealized Loss on Investments	(5,093,348)	(348,053,834)

Net Decrease in Net Assets Resulting From Operations	$(5,060,669)	$(327,022,001)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2022

	Navigator Tactical	Navigator Tactical
	Investment Grade	U.S. Allocation	Navigator Ultra
	Bond Fund	Fund	Short Bond Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, $0 and $0, respectively)	$71,562	$—	$—
Interest Income	2,001,069	147,848	256,872
Securities Lending - net	1,199	—	—
Total Investment Income	2,073,830	147,848	256,872

Expenses:
Investment Advisory Fees	1,256,480	224,762	78,899
Distribution Fees:
Class A	—	—	29
Administration Fees	71,107	34,418	36,031
Transfer Agent Fees	35,549	9,792	9,794
Registration & Filing Fees	20,663	2,480	15,372
Chief Compliance Officer Fees	12,237	12,193	12,201
Printing Expense	11,013	1,820	1,364
Audit Fees	10,384	9,979	8,927
Custody Fees	8,629	3,006	5,455
Legal Fees	7,763	8,029	7,776
Trustees’ Fees	7,146	7,145	7,142
Third Party Administrative Servicing Fees	1,984	1,710	1,984
Insurance Expense	1,140	1,140	1,238
Interest Expense	—	8,563	—
Miscellaneous Expenses	9,564	4,388	1,984
Total Expenses	1,453,659	329,425	188,196
Less: Expenses waived or fees reimbursed/recaptured by the Advisor	25,482	(53,899)	(57,419)
Net Expenses	1,479,141	275,526	130,777
Net Investment Income (Loss)	594,689	(127,678)	126,095

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(23,606,642)	(36,304)	(41,999)
Futures Contracts	(301,470)	(724,752)	—
Swap Contracts	29,427	—	—
	(23,878,685)	(761,056)	(41,999)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	436,045	(159,364)	(325,259)
Futures Contracts	—	(2,835,605)	—
	436,045	(2,994,969)	(325,259)

Net Realized and Unrealized Loss on Investments	(23,442,640)	(3,756,025)	(367,258)

Net (Decrease) in Net Assets Resulting From Operations	$(22,847,951)	$(3,883,703)	$(241,163)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2022	October 31, 2021
	(Unaudited)
Operations:
Net Investment Income	$32,679	$103,853
Net Realized Gain (Loss) on Investments, Securities Sold Short and Options	(3,171,307)	7,351,431
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short and Options	(1,922,041)	385,508
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,060,669)	7,840,792

Distributions to Shareholders:
Total Distributions Paid From Accumulated Earnings
Class A	(176,688)	(2,658)
Class C	(47,058)	—
Class I	(5,079,603)	(173,606)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,303,349)	(176,264)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	656,924	315,375
Class C	51,050	28,168
Class I	6,226,722	12,920,212
Distributions Reinvested:
Class A	81,182	1,691
Class C	47,058	—
Class I	4,883,048	162,781
Cost of Shares Redeemed:
Class A	(309,465)	(150,998)
Class C	(24,684)	(59,736)
Class I	(4,287,753)	(8,298,154)
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	7,324,082	4,919,339

Increase (Decrease) in Net Assets	(3,039,936)	12,583,867

Net Assets:
Beginning of Period	38,188,976	25,605,109
End of Period	$35,149,040	$38,188,976

SHARE ACTIVITY
Class A:
Shares Sold	64,862	27,192
Shares Reinvested	8,168	150
Shares Redeemed	(32,436)	(13,817)
Net increase in shares of beneficial interest outstanding	40,594	13,525

Class C:
Shares Sold	5,868	2,514
Shares Reinvested	5,148	—
Shares Redeemed	(2,804)	(6,068)
Net increase (decrease) in shares of beneficial interest outstanding	8,212	(3,554)

Class I:
Shares Sold	643,941	1,115,124
Shares Reinvested	495,360	14,710
Shares Redeemed	(437,173)	(745,046)
Net increase in shares of beneficial interest outstanding	702,128	384,788

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2022	October 31, 2021
	(Unaudited)
Operations:
Net Investment Income	$21,031,833	$50,740,973
Net Realized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Swaps, and Options Written	(110,624,739)	457,657,115
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Swaps, and Options Written	(237,429,095)	95,951,166
Net Increase (decrease) in Net Assets Resulting from Operations	(327,022,001)	604,349,254

Distributions to Shareholders:
Total Distributions Paid From Accumulated Earnings
Class A	(3,350,049)	(4,101,075)
Class C	(1,539,963)	(1,072,367)
Class I	(461,736,965)	(413,227,929)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(466,626,977)	(418,401,371)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	17,324,606	24,497,958
Class C	5,744,878	15,707,145
Class I	1,553,237,763	3,273,892,672
Distributions Reinvested:
Class A	3,279,786	4,014,632
Class C	1,441,483	1,003,306
Class I	423,009,503	358,270,357
Cost of Shares Redeemed:
Class A	(14,268,436)	(36,023,562)
Class C	(3,844,107)	(5,584,336)
Class I	(2,138,477,798)	(1,476,320,793)
Net Increase (Decrease) in Net Assets Resulting from Shares of Beneficial Interest	(152,552,322)	2,159,457,379

Increase in Net Assets	(946,201,300)	2,345,405,262

Net Assets:
Beginning of Period	8,518,714,181	6,173,308,919
End of Period	$7,572,512,881	$8,518,714,181

SHARE ACTIVITY
Class A:
Shares Sold	1,662,122	2,245,030
Shares Reinvested	315,072	375,949
Shares Redeemed	(1,378,472)	(3,343,753)
Net increase (decrease) in shares of beneficial interest outstanding	598,722	(722,774)

Class C:
Shares Sold	548,787	1,442,647
Shares Reinvested	138,338	93,712
Shares Redeemed	(373,609)	(513,099)
Net increase in shares of beneficial interest outstanding	313,516	1,023,260

Class I:
Shares Sold	149,228,816	300,852,865
Shares Reinvested	40,592,264	33,530,321
Shares Redeemed	(209,196,558)	(135,615,778)
Net increase (decrease) in shares of beneficial interest outstanding	(19,375,478)	198,767,408

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Investment Grade Bond Fund
	For the Six Months	For the Period*
	Ended	Ended
	April 30, 2022	October 31, 2021
	(Unaudited)
Operations:
Net Investment Income	$594,689	$86,287
Net Realized Gain (Loss) on Investments, Swaps and Futures Contracts	(23,878,685)
Net Change in Unrealized Appreciation (Depreciation) on Investments	436,045	(623,545)
Net Decrease in Net Assets Resulting from Operations	(22,847,951)	(537,258)

Distributions to Shareholders:
Total Distributions Paid From Accumulated Earnings
Class l	(143,937)	(35,500)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(143,937)	(35,500)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	1,156,947,602	50,000,010
Distributions Reinvested:
Class I	143,937	35,500
Cost of Shares Redeemed:
Class I	(118,707,386)	—
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	1,038,384,153	50,035,510

Increase in Net Assets	1,015,392,265	49,462,752

Net Assets:
Beginning of Period	49,462,752	—
End of Period	$1,064,855,017	$49,462,752

SHARE ACTIVITY
Class I:
Shares Sold	122,874,184	5,000,001
Shares Reinvested	14,748	3,593
Shares Redeemed	(12,653,334)	—
Net increase in shares of beneficial interest outstanding	110,235,598	5,003,594

*	For the period August 31, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical U.S. Allocation Fund
	For the Six Months	For the Period*
	Ended	Ended
	April 30, 2022	October 31, 2021
	(Unaudited)
Operations:
Net Investment Loss	$(127,678)	$(137,909)
Net Realized Gain (Loss) on Investments and Futures	(761,056)	2,646,075
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures	(2,994,969)	1,732,125
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,883,703)	4,240,291

Distributions to Shareholders:
Total Distributions Paid From Accumulated Earnings
Class l	(4,272,501)	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,272,501)	—

Beneficial Proceeds from Shares Sold:
Class I	—	50,000,010
Distributions Reinvested:
Class I	4,272,501	—
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	4,272,501	50,000,010

Increase in Net Assets	(3,883,703)	54,240,301

Net Assets:
Beginning of Period	54,240,301	—
End of Period	$50,356,598	$54,240,301

Class I:
Shares Sold	—	5,000,001
Shares Reinvested	423,020	—
Net increase in shares of beneficial interest outstanding	423,020	5,000,001

*	For the period June 11, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Ultra Short Bond Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2022	October 31, 2021
	(Unaudited)
Operations:
Net Investment Income	$126,095	$218,923
Net Realized Gain on Investments	(41,999)	93,055
Net Change in Unrealized Depreciation on Investments	(325,259)	(496)
Net Increase (decrease) in Net Assets Resulting from Operations	(241,163)	311,482

Distributions to Shareholders:
Total Distributions Paid From Accumulated Earnings
Class A	(61)	(112)
Class I	(188,485)	(228,287)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(188,546)	(228,399)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	—	—
Class I	480,981	5,437,178
Distributions Reinvested:
Class A	61	112
Class I	185,387	217,721
Cost of Shares Redeemed:
Class A	(61)	(57,400)
Class I	(670,691)	(6,309,365)
Net Decrease in Net Assets Resulting from Shares of Beneficial Interest	(4,323)	(711,754)

Decrease in Net Assets	(434,032)	(628,671)

Net Assets:
Beginning of Period	53,184,927	53,813,598
End of Period	$52,750,895	$53,184,927

SHARE ACTIVITY
Class A:
Shares Sold	—	—
Shares Reinvested	6	11
Shares Redeemed	(6)	(5,514)
Net increase (decrease) in shares of beneficial interest outstanding	—	(5,503)

Class I:
Shares Sold	47,980	540,512
Shares Reinvested	18,541	21,672
Shares Redeemed	(67,031)	(627,235)
Net decrease in shares of beneficial interest outstanding	(510)	(65,051)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class A
	For the		For the	For the	For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	April 30, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$11.88		$9.07	$8.32	$8.26	$8.93		$9.78	$8.83
From Operations:
Net investment income (loss) (a)(c)(d)	0.00	(e)	0.00 (e)	0.07	0.08	(0.01)		0.01	0.06
Net gain (loss) from securities (both realized and unrealized)	(1.40)		2.84	0.75	0.08	(0.66)		0.39	0.97
Total from operations	(1.40)		2.84	0.82	0.16	(0.67)		0.40	1.03
Distributions to shareholders from:
Net investment income	—		(0.03)	(0.07)	(0.10)	—		(0.01)	(0.08)
Net realized gains	(1.59)			—	—	—		(1.24)	—
Total distributions	(1.59)		(0.03)	(0.07)	(0.10)	—		(1.25)	(0.08)

Net Asset Value, End of Period/Year	$8.89		$11.88	$9.07	$8.32	$8.26		$8.93	$9.78

Total Return (b)	(13.19	)% (g)	31.38%	9.93%	2.03%	(7.50	)% (g)	4.22%	11.68%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$1,198		$1,120	$732	$745	$773		$812	$11,465
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.81	% (f)	1.86%	1.75%	1.63%	1.59	% (f)	1.48%	1.53%
net of waivers/reimbursement (c)	1.35	% (f)	1.34%	1.32%	1.31%	1.33	% (f)	1.31%	1.32%
Ratio of net investment income (loss) to average net assets (c)(d)	0.00	% (f)	0.04%	0.77%	0.95%	(0.67	)% (f)	0.11%	0.68%
Portfolio turnover rate	335	% (g)	583%	498%	470%	33	% (g)	490%	371%

	Navigator Equity Hedged Fund - Class C
	For the		For the	For the	For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	April 30, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$11.07		$8.49	$7.81	$7.78	$8.42		$9.41	$8.48
From Operations:
Net investment income (loss) (a)(c)(d)	(0.04)		(0.07)	0.00 (e)	0.02	(0.01)		0.00 (e)	(0.01)
Net gain (loss) from securities (both realized and unrealized)	(1.28)		2.65	0.71	0.08	(0.63)		0.29	0.94
Total from operations	(1.32)		2.58	0.71	0.10	(0.64)		0.29	0.93

Distributions to shareholders from:
Net Investment Income	(0.00	) (h)	—	(0.03)	(0.07)	—		(0.04)	—
Net realized gains	(1.59)		—	—	—	—		(1.24)	—
Total distributions	(1.59)		—	(0.03)	(0.07)	—		(1.28)	—

Net Asset Value, End of Period/Year	$8.16		$11.07	$8.49	$7.81	$7.78		$8.42	$9.41

Total Return (b)	(13.46	)% (g)	30.39%	9.06%	1.38%	(7.60	)% (g)	3.31%	10.97%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$310		$330	$283	$343	$446		$484	$506
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.56	% (f)	2.61%	2.50%	2.38%	2.34	% (f)	2.27%	2.28%
net of waivers/reimbursement (c)	2.10	% (f)	2.09%	2.07%	2.06%	2.08	% (f)	2.06%	2.07%
Ratio of net investment income (loss) to average net assets (c)(d)	(0.81	)% (f)	(0.67)%	0.02%	0.25%	(1.42	)% (f)	0.01%	(0.07)%
Portfolio turnover rate	335	% (g)	583%	498%	470%	33	% (g)	490%	371%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Annualized.

(g)	Not annualized.

(h)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class I
	For the		For the	For the	For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	April 30, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$11.81		$9.02	$8.27	$8.19	$8.86		$9.84	$8.87
From Operations:
Net investment income (loss) (a)(c)(d)	0.01		0.04	0.09	0.10	(0.00	) (g)	0.09	0.09
Net gain (loss) from securities (both realized and unrealized)	(1.39)		2.81	0.75	0.09	(0.67)		0.31	0.97
Total from operations	(1.38)		2.85	0.84	0.19	(0.67)		0.40	1.06
Distributions to shareholders from:
Net investment income	(0.02)		(0.06)	(0.09)	(0.11)	—		(0.14)	(0.09)
Net realized gains	(1.59)		—	—	—	—		(1.24)	—
Total distributions	(1.61)		(0.06)	(0.09)	(0.11)	—		(1.38)	(0.09)

Net Asset Value, End of Period/Year	$8.82		$11.81	$9.02	$8.27	$8.19		$8.86	$9.84

Total Return (b)	(13.13	)% (f)	31.66%	10.20%	2.44%	(7.56	)% (f)	4.46%	12.04%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$33,641		$36,740	$24,590	$32,084	$36,413		$40,055	$32,151
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.56	% (e)	1.61%	1.50%	1.38%	1.34	% (e)	1.27%	1.28%
net of waivers/reimbursement (c)	1.10	% (e)	1.09%	1.07%	1.06%	1.08	% (e)	1.06%	1.07%
Ratio of net investment income (loss) to average net assets (c)(d)	0.20	% (e)	0.33%	1.02%	1.25%	(0.42	)% (e)	1.02%	0.94%
Portfolio turnover rate	335	% (f)	583%	498%	470%	33	% (f)	490%	371%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class A
	For the		For the		For the		For the	For the		For the	For the
	Six Months Ended		Year Ended		Year Ended		Year Ended	Period Ended		Year Ended	Year Ended
	April 30, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.92		$10.63		$10.24		$10.06	$10.20		$10.52	$10.42
From Operations:
Net investment income (a)	0.02		0.05		0.09		0.22	0.02		0.11	0.06
Net gain (loss) from securities (both realized and unrealized)	(0.43)		0.88		0.41		0.21	(0.16)		0.18	0.65
Total from operations	(0.41)		0.93		0.50		0.43	(0.14)		0.29	0.71

Distributions to shareholders from:
Net investment income	(0.08)		(0.18)		(0.11)		(0.24)	—		(0.43)	(0.35)
Net realized gains	(0.49)		(0.46)		(0.00	) (g)	(0.01)	—		(0.18)	(0.26)
Total distributions	(0.57)		(0.64)		(0.11)		(0.25)	—		(0.61)	(0.61)

Net Asset Value, End of Period/Year	$9.94		$10.92		$10.63		$10.24	$10.06		$10.20	$10.52

Total Return (b)	(3.97	)% (d)	9.00%		4.95%		4.34%	(1.37	)% (d)	2.82%	7.06%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$61,670		$61,196		$67,235		$56,467	$33,079		$35,743	$38,935
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.21	% (c)	1.22	% (h)	1.24%		1.24%	1.21	% (c)	1.25%	1.28%
net of waivers/reimbursement (e)	1.20	% (c)	1.21%		1.23%		1.22%	1.20	% (c)	1.24%	1.24%
Ratio of net investment income to average net assets (e)(f)	0.32	% (c)	0.42%		0.84%		2.16%	2.05	% (c)	1.08%	0.69%
Portfolio turnover rate	59	% (d)	157%		197%		151%	15	% (d)	148%	278%

	Navigator Tactical Fixed Income Fund - Class C
	For the		For the		For the		For the	For the		For the	For the
	Six Months Ended		Year Ended		Year Ended		Year Ended	Period Ended		Year Ended	Year Ended
	April 30, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.91		$10.62		$10.27		$10.09	$10.24		$10.53	$10.43
From Operations:
Net investment income (loss) (a)	(0.02)		(0.03)		0.01		0.14	0.01		0.03	(0.01)
Net gain (loss) from securities (both realized and unrealized)	(0.43)		0.89		0.41		0.22	(0.16)		0.18	0.65
Total from operations	(0.45)		0.86		0.42		0.36	(0.15)		0.21	0.64

Distributions to shareholders from:
Net investment income	(0.04)		(0.11)		(0.07)		(0.17)	—		(0.32)	(0.28)
Net realized gains	(0.49)		(0.46)		(0.00	) (g)	(0.01)	—		(0.18)	(0.26)
Total distributions	(0.53)		(0.57)		(0.07)		(0.18)	—		(0.50)	(0.54)

Net Asset Value, End of Period/Year	$9.93		$10.91		$10.62		$10.27	$10.09		$10.24	$10.53

Total Return (b)	(4.33	)% (d)	8.25%		4.15%		3.56%	(1.46	)% (d)	2.06%	6.30%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$30,441		$30,016		$18,357		$13,494	$11,083		$11,002	$9,155
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.96	% (c)	1.97	% (h)	1.99%		1.99%	1.96	% (c)	2.00%	2.03%
net of waivers/reimbursement (e)	1.95	% (c)	1.96%		1.98%		1.97%	1.96	% (c)	1.99%	1.99%
Ratio of net investment income (loss) to average net assets (e)(f)	(0.44	)% (c)	(0.26)%		0.08%		1.42%	1.27	% (c)	0.33%	(0.09)%
Portfolio turnover rate	59	% (d)	157%		197%		151%	15	% (d)	148%	278%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes less than 0.01% of the interest expenses.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the		For the		For the		For the	For the		For the	For the
	Six Months Ended		Year Ended		Year Ended		Year Ended	Period Ended		Year Ended	Year Ended
	April 30, 2022		October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.93		$10.64		$10.23		$10.06	$10.19		$10.54	$10.43
From Operations:
Net investment income (a)	0.03		0.07		0.11		0.24	0.02		0.15	0.09
Net gain (loss) from securities (both realized and unrealized)	(0.43)		0.89		0.42		0.21	(0.15)		0.16	0.66
Total from operations	(0.40)		0.96		0.53		0.45	(0.13)		0.31	0.75

Distributions to shareholders from:
Net investment income	(0.09)		(0.21)		(0.12)		(0.27)	—		(0.48)	(0.38)
Net realized gains	(0.49)		(0.46)		(0.00	) (g)	(0.01)	—		(0.18)	(0.26)
Total distributions	(0.58)		(0.67)		(0.12)		(0.28)	—		(0.66)	(0.64)

Net Asset Value, End of Period/Year	$9.95		$10.93		$10.64		$10.23	$10.06		$10.19	$10.54

Total Return (b)	(3.85	)% (d)	9.29%		5.30%		4.48%	(1.28	)% (d)	3.01%	7.42%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$7,480,401		$8,427,502		$6,087,718		$4,853,812	$3,559,071		$3,514,175	$829,872
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	0.96	% (c)	0.97	% (h)	0.99%		0.99%	0.96	% (c)	1.00%	1.04%
net of waivers/reimbursement (e)	0.95	% (c)	0.96%		0.98%		0.97%	0.96	% (c)	0.99%	0.99%
Ratio of net investment income to average net assets (e)(f)	0.50	% (c)	0.69%		1.08%		2.41%	2.09	% (c)	1.44%	0.86%
Portfolio turnover rate	59	% (d)	157%		197%		151%	15	% (d)	148%	278%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes less than 0.01% of the interest expenses.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Navigator Tactical Investment Grade Bond Fund - Class I
	For the		For the
	Six Months Ended		Period*
	April 30, 2022		October 31, 2021
	(Unaudited)
Net Asset Value, Beginning of Period	$9.89		$10.00
From Operations:
Net investment income (a)(c)(d)	0.02		0.02
Net loss from securities (both realized and unrealized)	(0.66)		(0.12)
Total from operations	(0.64)		(0.10)

Distributions to shareholders from:
Net investment income	(0.01)		(0.01)
Net realized gains	(0.00	) (g)	—
Total distributions	(0.01)		(0.01)

Net Asset Value, End of Period	$9.24		$9.89

Total Return (b)	(6.34	)% (f)	(1.03	)% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,064,855		$49,463
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.97	% (e)	1.52	% (e)
net of waivers/reimbursement/recapture (c)	0.98	% (e)	1.01	% (e)
Ratio of net investment income to average net assets (c)(d)	0.39	% (e)	1.06	% (e)
Portfolio turnover rate	727	% (f)	0	% (f)

*	For the period August 31, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Navigator Tactical U.S. Allocation Fund - Class I
	For the		For the
	Six Months Ended		Period Ended*
	April 30, 2022		October 31, 2021
	(Unaudited)
Net Asset Value, Beginning of Period	$10.85		$10.00
From Operations:
Net investment loss (a)(e)(g)	(0.02)		(0.03)
Net gain (loss) from securities (both realized and unrealized)	(0.69)		0.88
Total from operations	(0.72)		0.85

Distributions to shareholders from:
Net realized gains	(0.85)		—
Total distributions	(0.85)		—

Net Asset Value, End of Period	$9.29		$10.85

Total Return (b)	(7.13	)% (d)	8.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$50,357		$54,240
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.25	% (c)(f)	1.31	% (c)(f)
net of waivers/reimbursement (e)	1.04	% (c)(f)	1.04	% (c)(f)
Ratio of net investment loss to average net assets (e)(g)	(0.48	)% (c)(f)	(0.70	)% (c)(f)
Portfolio turnover rate	4	% (d)	8	% (d)

*	For the period June 11, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Includes interest expense of 0.03%.

(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Ultra Short Bond Fund - Class A
	For the Six Months Ended		For the Year Ended	For the Year Ended	For the Period* Ended
	April 30, 2022		October 31, 2021	October 31, 2020	October 31, 2019
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.40		$10.38	$10.24	$10.00
From Operations:
Net investment income (a)	0.01		0.02	0.02	0.22
Net gain (loss) from securities (both realized and unrealized)	(0.06)		0.02	0.21 (h)	0.02
Total from operations	(0.05)		0.04	0.23	0.24

Distributions to shareholders from:
Net investment income	(0.01)		(0.02)	(0.08)	—
Net realized gains	(0.02)		—	(0.01)	—
Total distributions	(0.03)		(0.02)	(0.09)	—

Net Asset Value, End of Period/Year	$10.32		$10.40	$10.38	$10.24

Total Return (b)	(0.51	)% (f)	0.38%	2.23%	2.40	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$23		$23	$81	$102	(g)
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	0.96	% (e)	0.96%	0.89%	0.81	% (e)
net of waivers/reimbursement (c)	0.75	% (e)	0.80%	0.80%	0.80	% (e)
Ratio of net investment income to average net assets (c)(d)	0.22	% (e)	0.19%	0.19%	3.48	% (e)
Portfolio turnover rate	6	% (f)	145%	29%	62	% (f)

	Navigator Ultra Short Bond Fund - Class I
	For the Six Months Ended		For the Year Ended	For the Year Ended	For the Period* Ended
	April 30, 2022		October 31, 2021	October 31, 2020	October 31, 2019
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.05		$10.03	$10.04	$10.00
From Operations:
Net investment income (a)	0.02		0.04	0.14	0.15
Net gain (loss) from securities (both realized and unrealized)	(0.07)		0.02	0.03 (h)	0.01
Total from operations	(0.05)		0.06	0.17	0.16

Distributions to shareholders from:
Net investment income	(0.02)		(0.04)	(0.17)	(0.12)
Net realized gains	(0.02)		—	(0.01)	—
Total distributions	(0.04)		(0.04)	(0.18)	(0.12)

Net Asset Value, End of Period/Year	$9.96		$10.05	$10.03	$10.04

Total Return (b)	(0.44	)% (f)	0.63%	1.67%	1.62	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$52,728		$53,161	$53,733	$83,171
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.72	% (e)	0.71%	0.64%	0.56	% (e)
net of waivers/reimbursement/recapture (c)	0.50	% (e)	0.55%	0.55%	0.55	% (e)
Ratio of net investment income to average net assets (c)(d)	0.48	% (e)	0.41%	1.37%	2.43	% (e)
Portfolio turnover rate	6	% (f)	145%	29%	62	% (f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is actual; not presented in thousands.

(h)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2022

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Tactical Fixed Income Fund (“Tactical Fund”), Navigator Tactical Investment Grade Bond Fund (“Bond Fund”) Navigator Tactical U.S. Allocation Fund (“Allocation Fund”) and Navigator Ultra Short Bond Fund (“Ultra Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a “Fund” and collectively the “Funds”). The Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund offers three classes of shares designated as Class A, Class C and Class I except the Ultra Fund which offers only Class A and Class I shares and the Bond Fund and the Allocation Fund which offer only Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.50% for the Equity Fund and 3.75% for the Tactical Fund and Ultra Fund. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income. The primary investment objective of the Bond Fund, which commenced operations on August 31, 2021, is to seek total return with a secondary goal of current income. The primary investment objective of the Allocation Fund, which commenced operations on June 11, 2021, is to seek long-term capital appreciation. The primary investment objective of the Ultra Fund, which commenced operations on March 21, 2019, is current income consistent with the preservation of capital.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV. Swaps are valued through an independent pricing service or at fair value based upon the daily price reporting based on the underlying index or asset.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2022 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$29,362,543	$—	$—	$29,362,543
Short-Term Investments	4,883,999	—	—	4,883,999
Index Options Purchased	—	2,889,100	—	2,889,100
Collateral For Securities Loaned	3,050,750	—	—	3,050,750
Total	$37,297,292	$2,889,100	$—	$40,186,392

Liabilities**	Level 1	Level 2	Level 3	Total
Options Written	$—	$2,923,010	$—	$2,923,010
Total	$—	$2,923,010	$—	$2,923,010

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$954,613,715	$—	$—	$954,613,715
Open-End Funds	100,728,965	—	—	100,728,965
Corporate Bonds	—	3,199,831,299	—	3,199,831,299
Municipal Bonds	—	583,240,398	—	583,240,398
U.S. Government & Agencies	—	1,317,074,320	—	1,317,074,320
Commercial Paper	—	433,756,500	—	433,756,500
Short-Term Investments	938,684,301	—	—	938,684,301
Options Purchased	—	16,507,400	—	16,507,400
Collateral for Securities Loaned	960,589,688	—	—	960,589,688
Total	$2,954,616,669	$5,550,409,917	$—	$8,505,026,586

Futures Contracts*	$13,575,426	$—	$—	$13,575,426
Total	$13,575,426	$—	$—	$13,575,426

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$24,147,611	$—	$—	$24,147,611
Open Swap Contracts^	—	62,088,985	—	$62,088,985
Total	$24,147,611	$62,088,985	$—	$86,236,596

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$613,719,894	$—	$613,719,894
Short-Term Investments	451,082,340	—	—	451,082,340
Total	$451,082,340	$613,719,894	$—	$1,064,802,234

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

Allocation Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$33,311,682	$—	$33,311,682
Municipal Bonds	—	6,250,211	—	6,250,211
U.S. Government & Agencies	—	1,998,005	—	1,998,005
Commercial Paper	—	2,998,378	—	2,998,378
Short-Term Investments	5,523,489	—	—	5,523,489
Total	$5,523,489	$44,558,276	$—	$50,081,765

Liabilities
Futures Contracts*	$1,083,895	$—	$—	$1,083,895
Total	$1,083,895	$—	$—	$1,083,895

Ultra Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$42,653,289	$—	$42,653,289
Municipal Bonds	—	9,278,858	—	9,278,858
Commercial Paper	—	1,498,991	—	1,498,991
Short-Term Investments	512,220	—	—	512,220
Total	$512,220	$53,431,138	$—	$53,943,358

The Funds did not hold any Level 3 securities during the year/period.

*	Includes cumulative unrealized gain (loss) on futures contracts open at April 30, 2022.

**	Refer to the Schedule of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the highest cost method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps -– Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as premiums paid for swap contacts. liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk – Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Futures – The Tactical Fund and Allocation Fund are subject to interest rate risk in the normal course of pursuing its investment objectives. To help manage interest rate risk, the Tactical Fund and Allocation Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Tactical Fund and Allocation Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposits with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Tactical Fund and Allocation Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Tactical Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Tactical Fund and Allocation Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Tactical Fund’s and Allocation Fund’s Schedules of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract or purchase an exchange-traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Repurchase Agreements – The Tactical Fund may purchase securities from financial institutions subject to the seller’s agreement to repurchase and the Tactical Fund’s agreement to resell the securities at par. The Advisor only enters into repurchase agreements with financial institutions that are primary dealers and deemed to be creditworthy by the Advisor in accordance with procedures adopted by the Board. Securities purchased subject to repurchase agreements are maintained with a custodian of the Fund and must have, at all times, an aggregate market value plus accrued interest greater than or equal to the repurchase price. If the market value of the underlying securities falls below 102% of the value of the repurchase price, the Fund will require the seller to deposit additional collateral by the next business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Fund has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

The notional value of the derivative instruments outstanding as of April 30, 2022 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year/period as disclosed below and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets and Liabilities –

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Tactical Fund and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Tactical Fund and each derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Tactical Fund and the derivative counterparty.

Under an ISDA Master Agreement or similar agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by a counterparty, the return of collateral with market value in excess of the Funds net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at April 30, 2022.

Equity Fund:

Gross Amounts Not Offset in the
Assets					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the		Cash
		Gross Amounts	Statements of	Statements of	Financial	Collateral
		of Recognized	Assets &	Assets &	Instruments	Pledged
Description	Counterparty	Assets	Liabilities	Liabilities	Pledged (1)	/(Received) (2)	Net Amount
Options Purchased	Pershing	$2,889,100	$—	$2,889,100	$(2,923,010)	$—	$(33,910)
Total		$2,889,100	$—	$2,889,100	$(2,923,010)	$—	$(33,910)

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
		Gross Amounts	Statement of	Statement of		Cash Collateral
		of Recognized	Assets &	Assets &	Financial	Pledged/
Description		Liabilities	Liabilities	Liabilities	Instruments (1)	(Received) (2)	Net Amount
Options Written	Pershing	$2,923,010	$—	$2,923,010	$(2,323,010)	$(600,000)	$—
Securities Lending		3,050,750	—	3,050,750	(3,050,750)	—	—
Total		$5,973,760	$—	$5,973,760	$(5,373,760)	$(600,000)	$—

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2022.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity and Index Options	Options Contracts Purchased at Value	$2,889,100	Options Contracts Written at Value	$2,923,010
		$2,889,100		$2,923,010

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2022.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Equity and Index Options	Net realized gain (loss) on options purchased / Net change in unrealized appreciation/(depreciation) on options purchased	$(1,420,883)	$1,222,691
Equity and Index Options	Net realized gain (loss) on options written / Net change in unrealized appreciation/(depreciation) on options written	2,194,367	(1,246,456)
Total		$773,484	$(23,765)

Tactical Fund:

					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross
			Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statements of	Presented in the	Financial	Cash Collateral
	Counter	Recognized	Assets &	Statements of	Instruments	Pledged/
Description	party	Assets	Liabilities	Assets & Liabilities	Pledged (1)	(Received)(2)	Net Amount
Futures Contracts	GS	$2,236,258	$—	$2,236,258	$(19,758,598)	$—	$(17,522,340)
Futures Contracts	RBC	11,339,168	—	11,339,168	(4,389,013)	—	6,950,155
Option Purchased	RBC	16,507,400	—	16,507,400	—	—	16,507,400
Total		$30,082,826	$—	$30,082,826	$(24,147,611)	$—	$5,935,215

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross
			Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statements of	Presented in the		Cash Collateral
	Counter	Recognized	Assets &	Statements of	Financial	Pledged/
Description	party	Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	(Received)(2)	Net Amount
Security Lending		$960,589,688	$—	$960,589,688	$(960,589,688)	$—	$—
Futures Contracts	GS	19,758,598	—	19,758,598	—	(19,758,598)	—
Futures Contracts	RBC	4,389,013	—	4,389,013	—	(4,389,013)	—
Swap Contracts	GS	25,992,090	—	25,992,090	—	—	25,992,090
Swap Contracts	MS	35,387,952	—	35,387,952	—	—	35,387,952
Swap Contracts	BOA	708,943	—	708,943	—	—	708,943
Total		$1,046,826,284	$—	$1,010,729,389	$(960,589,688)	$(24,147,611)	$62,088,985

GS - Goldman Sachs

MS - Morgan Stanley

RBC - Royal Bank of Canada

BOA - Bank Of America

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2022.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity and Future Options	Investments in Securities at Value	$16,507,400	Option Contracts Written at Value	$—
Futures contracts/Interest rate risk	Unrealized Appreciation on Futures Contracts	13,575,426	Unrealized Depreciation on Futures Contracts	13,063,786
Futures contracts/Equity risk	Unrealized Appreciation on Futures Contracts	—	Unrealized Depreciation on Futures Contracts	11,083,825
Credit default swaps/Credit risk	Unrealized Appreciation on Swap Contracts	—	Unrealized Depreciation on Swap Contracts	62,088,984
		$30,082,826		$86,236,595

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2022.

			Change in Unrealized
		Realized	Appreciation
Contract Type/	Location of Gain or (Loss) On	Gain (Loss)	/(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$(29,549,130)	$(71,297,726)
Total return swaps/interest rate risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	6,036,446	(2,648,521)
Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	(9,304,762)	(22,362,393)
Options Index/Equity rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(7,129,059)	13,798,726
Options Index/Equity rate risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation) on options written	(2,598,931)	(376,002)
Total		$(42,545,436)	$(82,885,916)

Bond Fund:

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2022.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$29,427	$—
Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on future contracts	(301,470)	—
Total		$(272,043)	$—

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

Allocation Fund:

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
Net Amounts
		Gross	Gross Amounts	Presented in
		Amounts of	Offset in the	the Statements
		Recognized	Statements of	of Assets &	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Liabilities	Instruments (1)	Pledge/ (Received) (2)	Net Amount
Futures contracts	GS	$1,083,895	$—	$1,083,895	$—	$(1,083,895)	$—

GS - Goldman Sachs

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2021.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures contracts/Equity risk	Unrealized Appreciation on Futures Contracts	$—	Unrealized Depreciation on Futures Contracts	$1,083,895
		$—		$1,083,895

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2022.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Loss on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Futures contracts /Equity risk	Net realized loss on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$(724,752)	$(2,835,605)
Total		$(724,752)	$(2,835,605)

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2019 to October 31, 2021, or expected to be taken in the Funds’ October 31, 2022 year-end tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended October 31, 2019) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid quarterly for the Funds and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Funds.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to the investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 0.85% of the average daily net assets of the Tactical Fund up to $4.5 billion, 0.80% of the of the average daily net assets of the Tactical Fund from $4.5 billion to $5.5 billion and 0.75% of the average daily net assets of the Tactical Fund above $5.5 billion, 0.85% of the average daily net assets of the Bond Fund and Allocation Fund and 0.30% of the average daily net assets of the Ultra Fund. For the six months ended April 30, 2022, the Advisor earned advisory fees of $134,894, $34,054,054, $1,256,480, $224,762 and $78,899 for the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Navigator Sentry Managed Volatility Fund (through June 29, 2021) and the Tactical Fund invested a portion of its assets in the Bond Fund, Allocation Fund and Ultra Fund. The Advisor has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Equity Fund’s assets that are invested in the Sentry Fund and the Tactical Fund’s assets that are invested in the Bond Fund, Allocation Fund and Ultra Fund. For the six months ended April 30, 2022, the Equity Fund and Tactical Fund waived $0 and $633,923 respectively, in advisory fees pursuant to this agreement.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2023
Bond Fund	—	—	1.01%	1/31/2023
Allocation Fund	—	—	1.01%	1/31/2023
Ultra Fund*	0.65%	—	0.40%	1/31/2023

*	Prior to February 28, 2022, the expense limits for the Ultra Fund were 0.80% and 0.55% of the average daily net assets of Class A and Class I, respectively.

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the six months ended April 30, 2022, the Advisor waived $82,371, $53,899 and $57,419 in fees from the Equity Fund, Allocation Fund and Ultra Fund, respectively, pursuant to its contractual agreement and recouped $25,482 of prior reimbursed expenses of the Bond Fund.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	October 31, 2022	October 31, 2023	October 31, 2024	Total
Equity Fund	$102,489	$125,632	$170,615	$398,736
Bond Fund	—	—	16,168	16,168
Allocation Fund	—	—	52,165	52,165
Ultra Fund	8,732	54,704	88,375	151,811

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the six months ended April 30, 2022, the Equity Fund incurred distribution fees of $1,586 and $1,610 for Class A shares and Class C shares, respectively, the Tactical Fund incurred distribution fees of $77,852 and $154,526 for Class A shares and Class C shares and the Ultra Fund incurred distribution fees of $29 for Class A shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended April 30, 2022, the Distributor received $26,811 in underwriting commissions for sales of Class A shares, of which $3,797 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended April 30, 2022, amounted to $107,261,130 and $106,044,377, respectively, for the Equity Fund; $4,996,126,887 and $3,829,275,214, respectively, and purchases and sales of U.S. Government Securities of $1,298,261,512 and $100,000,000, respectively, for the Tactical Fund; $741,697,518 and $750,319,700, respectively, for the Bond Fund, $21,096,151 and $1,750,755, respectively, for the Allocation Fund; and $40,682,237 and $3,006,020, respectively, for the Ultra Fund.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at April 30, 2022, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Equity Fund	$37,893,212	$1,418,662	$(2,048,492)	$(629,830)
Tactical Fund	8,946,160,069	9,256,671	450,390,154	(441,133,483)
Bond Fund	1,064,990,106	3,893	(191,765)	(187,872)
Allocation Fund	50,260,714	3,756	(182,705)	(178,949)
Ultra Fund	54,280,699	7,715	(345,056)	(337,341)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 was as follows:

For the year ended October 31, 2021:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$180,336	$—	$—	$180,336
Tactical Fund	227,210,430	191,190,941	—	418,401,371
Bond Fund	35,500	—	—	35,500
Allocation Fund	—	—	—	—
Ultra Fund	228,399	—	—	228,399

For the year ended October 31, 2020:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$339,369	$—	$—	$339,369
Tactical Fund	62,463,693	—	—	62,463,693
Bond Fund	—	—	—	—
Allocation Fund	—	—	—	—
Ultra Fund	1,169,444	—	—	1,169,444

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $4,072 for the fiscal year ended October 31, 2021 for the Equity Fund, which has been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Equity Fund	$5,245,146	$—	$—	$—	$—	$1,292,211	$6,537,357
Tactical Fund	286,624,575	122,294,023	—	—	(342,452)	16,453,974	425,030,120
Bond Fund	63,654	—	—	—	—	(623,917)	(560,263)
Allocation Fund	1,633,664	2,638,135	—	—	—	(19,585)	4,252,214
Ultra Fund	77,506	31,625	—	—	—	(12,082)	97,049

The difference between book basis and tax basis undistributed net investment income, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and options contracts, and tax adjustments for debt modifications. In addition, the amount listed under other book/tax differences for the Funds are primarily attributable to the tax deferral of losses on straddles.

At October 31, 2021, the Funds utilized capital loss carry forwards for federal income tax purposes as follows:

				Capital Loss
				Carry Forward
	Short-Term	Long-Term	Total	Utilized
Equity Fund	$—	$—	$—	$2,080,486

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

Permanent book and tax differences, primarily attributable to non-deductible expenses, resulted in reclassifications for the year ended October 31, 2021 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Bond Fund	$(12,495)	$12,495
Allocation Fund	(11,923)	11,923

7.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement (the “Agreement”) with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the Agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Schedules of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Funds’ cash collateral received in securities lending transactions is invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio, as presented below. The Lending Agent retains the right to offset amounts payable to the Funds under the Agreement against amounts payable by the Lending Agent. Accordingly, the Agreement does not permit the Funds to enforce a netting arrangement.

As of April 30, 2022, the Equity Fund and Tactical Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities Loaned	Value of Collateral*
Equity Fund	$2,984,770	$3,050,750
Tactical Fund	940,436,616	960,589,688

*	The Equity Fund and Tactical Fund received cash collateral of $3,050,750 and $960,589,688, respectively, which were subsequently invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio as reported in the Schedules of Investments .

Overnight and Continuous
Equity Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$3,050,750

Tactical Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$960,589,688

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

8.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Equity Fund and Tactical Fund as of April 30, 2022 are noted in each Fund’s Schedule of Investments. Transactions during the six months ended April 30, 2022, with affiliated companies were as follows:

Tactical Fund

					Change in
	Value - Beginning of			Realized Gain /	Unrealized Gain /	Dividend	Value - End of
Affiliated Holding	Year/Period	Purchases	Sales Proceeds	(Loss)	(Loss)	Income	Year/Period	Ending Shares
Ultra Fund	$50,624,298	$178,853	$—	$30,223	$(484,263)	$148,629	$50,349,111	5,055,132
Bond Fund	49,485,536	48,965,937	(94,097,377)	(4,904,044)	549,948	—	—	—
Allocation Fund	54,250,000	4,272,500	—	—	(8,142,646)	1,634,000	50,379,854	5,423,020
	$154,359,834	$53,417,290	$(94,097,377)	$(4,873,821)	$(8,076,961)	$1,782,629	$100,728,965	10,478,152

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of April 30, 2022, National Financial Services LLC accounts holding Shares for the benefit of others, held approximately 28.42%, 57.71% and 44.81% of the Equity Fund, Tactical Fund and Bond Fund, respectively of the voting securities of the Fund. As of April 30, 2022, Pershing LLC, accounts holding shares for the benefit of others, held approximately 60.67% of the voting securities of the Equity Fund. As of April 30, 2022, Mac & Co. held approximately 95.49% and 100% of the Ultra Fund and Allocation Fund, respectively.

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Fund currently invests a portion of its assets in the corresponding investment at April 30, 2022. The Fund may redeem its investment from the investment at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investment. The financial statements of the investment, including its schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Fund	Investment	Percentage of Net Asset
Bond Fund	Dreyfus Treasury Obligations Cash Management Fund	37.7%

11.	RECENT REGULATORY UPDATES

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2022

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
April 30, 2022

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning November 1, 2021 and held through April 30, 2022.

Actual Expenses: The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	11/1/21	4/30/22	Period*	4/30/22	Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$868.10	$6.25	$1,018.10	$6.76
Navigator Tactical Fixed Income Fund	1.20%	$1,000.00	$960.30	$5.83	$1,018.84	$6.01
Navigator Ultra Short Bond Fund	0.75%	$1,000.00	$994.90	$3.71	$1,021.08	$3.76

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$865.40	$9.71	$1,014.38	$10.49
Navigator Tactical Fixed Income Fund	1.95%	$1,000.00	$956.70	$9.46	$1,015.12	$9.74

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$868.70	$5.10	$1,019.34	$5.51
Navigator Tactical Fixed Income Fund	0.95%	$1,000.00	$961.50	$4.62	$1,020.08	$4.76
Navigator Tactical Investment Grade Bond Fund	0.98%	$1,000.00	$936.60	$4.71	$1,019.93	$4.91
Navigator Tactical U.S. Allocation Fund	1.04%	$1,000.00	$928.70	$4.97	$1,019.64	$5.21
Navigator Ultra Short Bond Fund	0.50%	$1,000.00	$995.60	$2.47	$1,022.32	$2.51

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended April 30, 2022 (181) divided by the number of days in the fiscal year (365).

Clark Capital Management Group, Inc. (Advisor to Navigator Equity Hedged Fund (“Navigator Equity”), Navigator Tactical Fixed Income Fund (“Navigator Tactical”) and Navigator Ultra Short Bond Fund (“Navigator Ultra”) *

In connection with the regular meeting held on June 22-24, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Advisor” or “Clark”) and the Trust, with respect to the Navigator Equity, Navigator Tactical and Navigator Ultra (each a “Fund” and collectively referred to as the “Navigator Funds). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Board noted that Clark was founded in 1986 and had approximately $25 billion in assets under management. The Board considered that Clark provided multiple investment strategies across several asset classes either directly or through model portfolios. The Board reviewed the background information on Clark’s key personnel, noting their education and financial industry experience. The Board further noted that Clark maintained an emphasis on risk management and employed various risk management techniques to manage volatility. The Board discussed Clark’s methods to maintain compliance with each Navigator Fund’s investment limitations, noting Clark’s use of Excel spreadsheets linked to third party data. The Board discussed Clark’s broker-dealer selection process and noted the variety of factors used to select broker-dealers. The Board noted that Clark reported no material compliance or litigation issues since the last advisory agreement renewal. The Board noted with satisfaction that the Advisor has a robust organization and operational infrastructure with a philosophy to add value for shareholders. The Board concluded that Clark had the resources to continue to provide high quality service to each Navigator Fund and its respective shareholders.

Performance.

Navigator Equity. The Board discussed the Fund’s objective to seek long-term capital appreciation and its Morningstar category. The Board noted that the Fund outperformed its peer median and Morningstar category median, over the one-year, three-year and five-year periods. The Board observed that the Fund underperformed its peer median and Morningstar category median over the since inception period, ranking last among its peers, but had a four-star Morningstar rating. It considered Clark’s explanation that the underperformance related to the Fund’s constant hedge, which caused it to lag the benchmark, and that none of the funds in its peer group utilized a similar strategy. The Board observed that the Fund’s delivered strong risk adjusted returns. The Board concluded that Clark had implemented the Fund’s strategy as designed.

Navigator Tactical. The Board discussed the Fund’s objective and Morningstar category. The Board noted that the Fund utilized long and short positions in fixed income securities and equity index futures to implement its strategy. The Board observed that the Fund outperformed its Morningstar category median and peer group median over all periods and while recent performance was less robust on a risk adjusted basis, it remained positive. The Board noted that the Fund maintained a 5-star rating from Morningstar and increased its assets by over $2 billion over the last year. The Board considered the Advisor’s assertion that the implementation of certain defensive positions caused the Fund to lag the benchmark over all periods. The Board concluded that Clark had done an excellent job implementing the Fund’s strategy to the benefit of shareholders.

Navigator Ultra. The Board discussed the Fund’s current objective and Morningstar category. The Board noted that the Fund had not yet received a Morningstar rating due to its limited history of operations. The Board observed that the Fund outperformed its Morningstar category median and peer group median over the one-year period and since inception periods and had underperformed the benchmark over the since inception period. The Board noted the Advisor’s rationale for the Fund’s positive performance being attributable to the portfolio manager’s opportunistic approach to investing in credit and good security selection. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus.

Fees and Expenses.

Navigator Equity. The Board reviewed the Fund’s peer group along with the Fund’s advisory fee of 0.75% and considered that it was lower than both the Morningstar category median and average as well as its peer group median and average. The Board further noted that the Fund’s advisory fee was lower than the advisory fee charged by the Advisor for managing a similar strategy. The Board noted that the Advisor experienced a loss in connection with its management of the Fund likely attributable to the size of the Fund. The discussed the Fund’s current expense limitation agreement and the Advisor’s willingness to discuss breakpoints in the future. The Board agreed that the advisory fee was not unreasonable.

Navigator Tactical. The Board reviewed the Fund’s maximum advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was higher than both the Morningstar category median as well as the peer group median but was within the range of both comparable metrics. The Board further noted the Fund’s net expense ratio was higher than its peer group median and higher than its Morningstar category median but was within the range of both comparable metrics. The Board considered the Advisor’s assertion that the advisory fee was reasonable given the experience needed to manage the strategy of the Fund. The Board concluded that the advisory fee was not unreasonable.

Navigator Ultra. The Board discussed the Fund’s advisory fee of 0.30% and noted that it was slightly higher than the Morningstar category median and average, but below the peer group average and within the range of both comparable metrics. The Board further noted the Fund’s net expense ratio was higher than its peer and Morningstar category average and median but well below the high of both comparable metrics. The Board considered the Advisor’s assertion that the net expense ratio was higher given the limited operations of the Fund compared to the peer group. The Board discussed the current expense limitation agreement and the Advisor’s willingness to discuss breakpoints in the future. The Board agreed that the advisory fee was not unreasonable.

Economies of Scale.

The Board considered whether economies of scale had been reached with respect to the fees paid to Clark on behalf of the Navigator Funds. The Board noted that Clark had previously agreed to breakpoints in its advisory fee with respect to Navigator Tactical. After a further discussion, the Board concluded that current breakpoints for Navigator Tactical remained appropriate and in the best interests of shareholders and the absence of breakpoints for the remaining Navigator Funds was reasonable at current asset levels and would be considered as each Fund’s assets increased.

Profitability.

The Board reviewed the profitability analysis provided by Clark with respect to each Navigator Fund. The Board noted that Clark realized a loss for each Fund with the exception of Navigator Tactical. The Board discussed Clark’s profits from its relationship with Navigator Tactical and concluded that such profits were not excessive. In regard to each of the remaining Navigator Funds, the Board concluded that excessive profitability was not an issue at this time.

Conclusion.

Having requested and received such information from Clark as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement with Clark was in the best interests of the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Navigator Funds.

Clark Capital Management Group, Inc. : Advisor to Navigator Tactical U.S. Allocation Fund (“Navigator Allocation”) and Navigator Tactical Investment Grade Bond Fund (“Navigator Investment”)*

In connection with the regular meeting held on December 16-17, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Advisor” or “Clark Capital”) and the Trust, with respect to the Navigator Allocation and Navigator Investment Funds (each a “Fund” and collectively referred to as the (“New Navigator Funds). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Advisor was founded in 1986 and managed approximately $20 billion in assets and partnered with financial advisors to provide personalized investment plans to clients across various investment strategies using model portfolios. They reviewed the background information of the key investment personnel that would be responsible for servicing the New Navigator Funds, taking into consideration the team’s diverse financial industry experience. They considered the Advisor’s ongoing research and analysis of ETFs and mutual funds as potential investments. The Trustees considered that the Advisor would use a proprietary investment process to determine each New Navigator Fund’s sector allocations. The Trustees noted that the Advisor would monitor compliance with each New Navigator Fund’s investment restrictions using excel spreadsheets linked to a third-party service provider. They considered that the Advisor had a best execution committee to select broker-dealers based on a review and evaluation of several factors. The Trustees concluded that the Advisor had more than sufficient resources and robust portfolio management team capable of providing quality service to the New Navigator Funds.

Performance. The Trustees reviewed the investment objective of each New Navigator Fund and its anticipated Morningstar category. They reviewed performance of another comparable open-end fund managed by the portfolio management team at Clark Capital and agreed that performance of the fund compared reasonably to the benchmark index. The Trustees discussed the back-tested data provided by Clark Capital, noting that each New Navigator Fund outperformed their anticipated benchmarks for the three-year, five-year, ten-year, and since inceptions periods. They acknowledged the limitations of back-tested performance data, noting that (i) in generating the data, no market risk was involved because no actual trading was done; (ii) because the data was created with the benefit of hindsight, it may be difficult to account for all factors that would have affected Clark Capital’s decision-making process; (iii) assumptions used to generate the data may not be indicative of current or future market conditions and (iv) due to the benefit of hindsight, back-tested performance tends to show favorable results. The Trustees also considered each Fund’s hypothetical Sharpe ratio and noted that each Fund’s Sharpe ratio indicated that each Fund had the ability to provide reasonable, risk adjusted returns. The Trustees discussed Clark Capital’s use of allocation models produced by research providers. After discussion, the Trustees concluded that the Advisor had the potential to provide satisfactory performance to each New Navigator Fund.

Fees and Expenses. The Trustees reviewed the proposed advisory fee of each of the New Navigator Funds as compared to its custom Morningstar category and peer group. They considered the proposed advisory fee for each New Navigator Fund was 0.85%, which decreased to 0.80% on a Fund’s assets above $4.5 billion and decreased to 0.75% on a Fund’s assets above $5.5 billion. They noted that Navigator Allocation’s maximum advisory fee of 0.85% was lower than the peer group median and average and category median. With respect to Navigator Investment, the Trustees noted that the maximum advisory fee of 0.85% was higher than the category average and median and peer group average and median but in line with the peer group. The Trustees considered the Advisor’s assertion that the fees were reasonable given the use of complex securities and derivatives requiring a significant amount of portfolio management, expertise and compliance resources and concluded the proposed fees were not unreasonable.

Profitability. The Trustees reviewed the profit analysis provided by Clark Capital. They noted that because each New Navigator Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They further noted that the Advisor projected making a profit in connection with each Fund if estimated asset levels were achieved, and that the estimated profit levels of the two Funds varied greatly due to projections on asset levels. They reasoned that based on the information provided by the Advisor, the estimated profitability was not excessive.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by Clark Capital during the initial term of the proposed advisory agreement. They noted that Clark Capital had agreed to contractual breakpoints that would benefit each Fund’s shareholders when assets exceeded certain levels. After discussion, it was the consensus of the Trustees that the proposed breakpoints were appropriate

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the Advisory Agreement was in the best interests of future shareholders of each New Navigator Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the New Navigator Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Administrator

Ultimus Fund Solutions LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website DRAFT at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

NAVIGATOR-SAR22

(b) Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 7/5/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 7/5/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 7/5/22